Exhibit 4.1

_______________________________________

LLOYDS BANKING GROUP PLC

as Issuer,

THE BANK OF NEW YORK MELLON,
acting through its London Branch

as Trustee

and Paying Agent

         and

THE BANK OF NEW YORK MELLON SA/NV, DUBLIN BRANCH,

as Senior Debt Security Registrar

_______________________________________

TWENTY-FOURTH SUPPLEMENTAL INDENTURE

dated as of August 17, 2026

to

THE SENIOR DEBT SECURITIES INDENTURE

dated as of July 6, 2010

_______________________________________

TWENTY-FOURTH SUPPLEMENTAL INDENTURE (“Twenty-Fourth Supplemental Indenture”), dated as of August 17, 2026, among LLOYDS BANKING GROUP PLC, a corporation incorporated in Scotland with registered number 95000, as issuer (the “Company”), THE BANK OF NEW YORK MELLON, acting through its London Branch, as trustee (the “Trustee”) and as paying agent (the “Paying Agent”) and THE BANK OF NEW YORK MELLON SA/NV, DUBLIN BRANCH, as senior debt security registrar (the “Senior Debt Security Registrar”).

WITNESSETH

WHEREAS, the Company and the Trustee have executed and delivered a Senior Debt Securities Indenture dated as of July 6, 2010, as amended by the First Supplemental Indenture dated as of July 6, 2016 (the “Senior Indenture,” and together with this Twenty-Fourth Supplemental Indenture, the “Indenture”) to provide for the issuance of the Company’s Senior Debt Securities, including the Securities (as defined below).

WHEREAS, Section 9.01(d) of the Senior Indenture permits the Company and the Trustee to add to, change or eliminate any provisions of the Senior Indenture without the consent of Holders as permitted under Sections 2.01 and 3.01 of the Senior Indenture, subject to certain conditions;

WHEREAS, Section 9.01(f) of the Senior Indenture permits the Company and the Trustee to enter into a supplemental indenture to establish the forms or terms of Senior Debt Securities of any series as permitted under Sections 2.01 and 3.01 of the Senior Indenture without the consent of Holders;

WHEREAS, there are no debt securities Outstanding of any series created prior to the execution of this Twenty-Fourth Supplemental Indenture which are entitled to the benefit of the provisions set forth herein or would be adversely affected by such provisions;

WHEREAS, the Board of Directors has authorized the entry into this Twenty- Fourth Supplemental Indenture, as required by Section 9.01 of the Senior Indenture;

WHEREAS, the parties hereto desire to establish, as further series of Senior Debt Securities under the Senior Indenture, $1,250,000,000 5.203% Senior Callable Fixed-to-Fixed Rate Notes due 2032 (the “2032 Senior Notes”) and $1,250,000,000 5.696% Senior Callable Fixed-to-Fixed Rate Notes due 2037 (the “2037 Senior Notes” and, together with the 2032 Senior Notes, the “Securities”) pursuant to Sections 2.01 and 3.01 of the Senior Indenture. The Securities may be issued from time to time and any Securities issued as part of any series will constitute a single series of Securities under the Indenture and shall be included in the definition of “Securities” where the context requires;

WHEREAS, the Company has requested that the Trustee execute and deliver this Twenty-Fourth Supplemental Indenture and whereas all actions required by it to be taken in order to make this Twenty-Fourth Supplemental Indenture a valid, binding and enforceable instrument in accordance with its terms, have been taken and performed, and the execution and delivery of this Twenty-Fourth Supplemental Indenture has been duly authorized in all respects; and

WHEREAS, where indicated, this Twenty-Fourth Supplemental Indenture shall amend and supplement the Senior Indenture; to the extent that the terms of the Senior Indenture are inconsistent with such provisions of this Twenty-Fourth Supplemental Indenture, the terms of this Twenty-Fourth Supplemental Indenture shall govern.

NOW, THEREFORE, the Company and the Trustee mutually covenant and agree as follows:

Article 1
DEFINITIONS

Section 1.01.                Definition of Terms. For all purposes of this Twenty-Fourth Supplemental Indenture:

(a)         a term defined anywhere in this Twenty-Fourth Supplemental Indenture has the same meaning throughout;

(b)         capitalized terms used herein but not otherwise defined shall have the meanings assigned to them in the Senior Indenture;

(c)         the singular includes the plural and vice versa;

(d)         headings are for convenience of reference only and do not affect interpretation;

(e)         wherever the words “include”, “includes” or “including” are used in this Twenty-Fourth Supplemental Indenture, they shall be deemed to be followed by the words “without limitation”;

(f)         the use of “or” is not intended to be exclusive unless expressly indicated otherwise;

(g)         references to the Senior Indenture or the Twenty-Fourth Supplemental Indenture shall be deemed to include any supplements or amendments thereto; and

(h)         for the purposes of this Twenty-Fourth Supplemental Indenture and the Senior Indenture, the term “series” shall mean a series of Securities.

Article 2
FORM OF SECURITIES

Section 2.01.                Terms of the 2032 Senior Notes.

(a)         The title of the 2032 Senior Notes shall be the “5.203% Senior Callable Fixed-to-Fixed Rate Notes due 2032”;

(b)         The aggregate principal amount of the 2032 Senior Notes that may be authenticated and delivered under the Indenture shall not exceed $1,250,000,000 except as otherwise provided in the Indenture;

(c)         Principal on the 2032 Senior Notes shall be payable on August 17, 2032 (the “Maturity Date”);

(d)         The 2032 Senior Notes shall be issued in global registered form on August 17, 2026 (the “Issue Date”).

During the period from, and including, the Issue Date to, but excluding August 17, 2031 (the “Initial Fixed Rate Period”), interest shall accrue from the Issue Date at a fixed rate of 5.203% per annum. Interest accrued during the Initial Fixed Rate Period shall be payable semi-annually in arrears on February 17 and August 17 of each year (each, a “Fixed Rate Interest Payment Date”), commencing on February 17, 2027.

During the period from, and including, August 17, 2031 (the “Reset Date”) to, but excluding, August 17, 2032 (the “Reset Fixed Rate Period”), interest shall accrue at a fixed annual rate equal to the applicable U.S. Treasury Rate (as defined below) as determined by the Calculation Agent (as defined below) on the Reset Determination Date (as defined below), plus 80 basis points (0.800%). Interest accrued during the Reset Fixed Rate Period shall be payable semi-annually in arrears on February 17, 2032 and August 17, 2032 (each, a “Reset Rate Interest Payment Date”, and together with the Fixed Rate Interest Payment Dates, the “Interest Payment Dates”).

The Regular Record Dates for the 2032 Senior Notes shall be 15 calendar days immediately preceding the relevant 2032 Senior Notes Interest Payment Date, whether or not a Business Day. If the scheduled Maturity Date or date of redemption or repayment is not a Business Day, the Company may pay interest and principal on the next succeeding Business Day, but interest on that payment shall not accrue during the period from and after the scheduled Maturity Date or date of redemption or repayment.

Interest during the Initial Fixed Rate Period shall be calculated on the basis of a 360-day year divided into twelve months of 30 days each and, in the case of an incomplete month, on the basis of the actual number of days elapsed in such period. If any scheduled Fixed Rate Interest Payment Date, redemption date or Maturity Date is not a Business Day, the Company shall pay interest and principal, as applicable, on the next Business Day, but interest on that payment shall not accrue during the period from and after such scheduled Fixed Rate Interest Payment Date, redemption date or Maturity Date.

Interest during the Reset Fixed Rate Period shall be calculated on the basis of a 360-day year consisting of twelve 30-day months and, in the case of an incomplete month, on the basis of the actual number of days elapsed in such period. The interest rate during the Reset Fixed Rate Period will be reset on the Reset Determination Date. If any scheduled Reset Rate Interest Payment Date, redemption date or Maturity Date is not a Business Day, interest and principal, as applicable, will be paid on the next Business Day, but interest on that payment will not accrue during the period from and after such scheduled Reset Rate Interest Payment Date, redemption date or Maturity Date.

“Banking Act” means the Banking Act 2009, as the same has been or may be amended from time to time (whether pursuant to the U.K. Financial Services (Banking Reform) Act 2013, secondary legislation or otherwise).

“Comparable Treasury Issue” means, with respect to the Reset Fixed Rate Period, the U.S. Treasury security or securities selected by the Company with a maturity date on or about the last day of the Reset Fixed Rate Period and that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities denominated in Dollars and having a maturity of one year.

“Comparable Treasury Price” means, with respect to the Reset Date, (i) the arithmetic average of the Reference Treasury Dealer Quotations for the Reset Date (calculated by the Calculation Agent on the Reset Determination Date preceding the Reset Date), after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (ii) if fewer than five such Reference Treasury Dealer Quotations are received by the Company, the arithmetic average of all such quotations, or (iii) if fewer than two such Reference Treasury Dealer Quotations are received by the Company, then such Reference Treasury Dealer Quotations as quoted in writing to the Company by a Reference Treasury Dealer.

“Reference Treasury Dealer” means each of up to five banks selected by the Company, or the affiliates of such banks, which are (i) primary U.S. Treasury securities dealers, and their respective successors, or (ii) market makers in pricing corporate bond issues denominated in Dollars.

“Reference Treasury Dealer Quotations” means with respect to each Reference Treasury Dealer and the Reset Date, the bid and offered prices obtained by the Company for the applicable Comparable Treasury Issue, expressed in each case as a percentage of its principal amount, at 11:00 a.m. (New York City time), on the Reset Determination Date.

“Reset Determination Date” means the second Business Day immediately preceding the Reset Date.

“U.S. Treasury Rate” means, with respect to the Reset Date, the rate per annum equal to: (1) the arithmetic average of the yields on actively traded U.S. Treasury securities adjusted to constant maturity for the maturity of one year (“Yields”), for the five consecutive business days immediately prior to the Reset Determination Date and appearing under the caption “Treasury constant maturities” on the Reset Determination Date as of 5:00 p.m. (New York City time), in the applicable most recently published statistical release designated “H.15 Daily Update”, or any successor publication that is published by the Board of Governors of the Federal Reserve System that establishes yields on actively traded U.S. Treasury securities adjusted to constant maturity, under the caption “Treasury Constant Maturities”, for the maturity of one year; provided that if the Yield is not available through such release (or successor publication) for any relevant business day, then the arithmetic average will be determined based on the Yields for the remaining business days during the five business day period described above (provided further that if the Yield is available for only a single business day during such five business day period, the “U.S. Treasury Rate” will mean the single-day Yield for such day); or (2) if such release (or any successor release) is not published during the week immediately prior to the Reset Determination Date or does not contain such yields, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for the Reset Date.

If the U.S. Treasury Rate cannot be determined, for whatever reason, as described under (1) or (2) above, “U.S. Treasury Rate” means the rate in percentage per annum as notified by the Calculation Agent to the Company equal to the last reported Yield on U.S. Treasury securities having a maturity of one year based on information appearing in the most recently published statistical release designated “H.15 Daily Update” (or any successor publication by the Board of Governors of the Federal Reserve System and that establishes yields on actively traded U.S. Treasury securities) as of 5:00 p.m. (New York City time) on the Reset Determination Date.

The U.S. Treasury Rate shall be determined by The Bank of New York Mellon, London Branch as calculation agent.

All calculations of the Calculation Agent, in the absence of manifest error, shall be conclusive for all purposes and binding on the Company, the Trustee, the Paying Agent and on the Holders of the 2032 Senior Notes.

All percentages resulting from any of the above calculations shall be rounded, if necessary, to the nearest one hundred thousandth of a percentage point, with five one-millionths of a percentage point rounded upwards (e.g., 9.876545% (or .09876545) being rounded to 9.87655% (or .0987655)) and all Dollar amounts used in or resulting from such calculations shall be rounded to the nearest cent (with one-half cent being rounded upwards).

The interest rate on the 2032 Senior Notes during the Reset Fixed Rate Period will in no event be higher than the maximum rate permitted by law or lower than 0.00% per annum.

By its acquisition of 2032 Senior Notes or an interest therein, each Holder and beneficial owner of 2032 Senior Notes and each subsequent holder and beneficial owner waives any and all claims in law and/or equity against the Trustee, the Calculation Agent or any paying agent for, agrees not to initiate a suit against the Trustee, the Calculation Agent and any paying agent in respect of, and agrees that none of the Trustee, the Calculation Agent or any paying agent will be liable for, any action that the Trustee, the Calculation Agent or any paying agent, as the case may be, takes, or abstains from taking, in each case in accordance with this section or any losses suffered in connection therewith.

For the avoidance of doubt, the Trustee shall have the rights set forth in Section 9.03 of the Senior Indenture with respect to any amendment or alteration of the terms and conditions of the 2032 Senior Notes and the Indenture.

(e)         No premium, upon redemption or otherwise, shall be payable by the Company on the 2032 Senior Notes;

(f)         Principal of and any interest on the 2032 Senior Notes shall be paid to the Holder through The Bank of New York Mellon, acting through its London Branch, as Paying Agent of the Company;

(g)         Subject to Section 11.11 of the Indenture and on at least 5 Business Days but no more than 30 Business Days’ prior written notice delivered to the Holders of the 2032 Senior Notes (with a copy to the Trustee), the Company may, in its sole discretion, (but subject to, if and to the extent then required by the Relevant Regulator or the Loss Absorption Regulations, the Company giving notice to the Relevant Regulator and the Relevant Regulator granting the Company permission), redeem, the 2032 Senior Notes, in whole, but not in part, on August 17, 2031 at a redemption price equal to 100% of the principal amount of the 2032 Senior Notes being redeemed plus accrued and unpaid interest thereon, if any, to, but excluding, the date of redemption, as provided in the Senior Indenture;

(h)         The 2032 Senior Notes are redeemable pursuant to Section 11.08 of the Indenture. In connection with any redemption of the 2032 Senior Notes pursuant to Section 11.08 of the Indenture, the date referenced therein shall be August 17, 2026;

(i)         The Company shall have no obligation to redeem or purchase the 2032 Senior Notes pursuant to any sinking fund or analogous provision;

(j)         The 2032 Senior Notes shall be issued only in denominations of $200,000 and in integral multiples of $1,000 in excess thereof;

(k)         The principal amount of the 2032 Senior Notes shall be payable upon the declaration of acceleration thereof pursuant to Section 5.02 of the Indenture;

(l)         The 2032 Senior Notes shall not be converted into or exchanged at the option of the Company or otherwise for stock or other securities of the Company;

(m)         The 2032 Senior Notes shall be denominated in, and payments thereon shall be made in, Dollars;

(n)         The payment of principal of (and premium, if any) or interest, if any, on the 2032 Senior Notes shall be payable only in the coin or currency in which the 2032 Senior Notes are denominated;

(o)         The 2032 Senior Notes shall be issued in the form of one or more global securities in registered form, without coupons attached, and the initial Holder with respect to each such global security shall be Cede & Co., as nominee of The Depository Trust Company;

(p)         The 2032 Senior Notes shall not be initially issued in definitive form;

(q)         The calculation agent (the “Calculation Agent”) for the 2032 Senior Notes shall be The Bank of New York Mellon, London Branch pursuant to the terms of a Calculation Agency Agreement dated as of August 17, 2026;

(r)         The Events of Default on the 2032 Senior Notes are as provided for in Section 5.01 of the Indenture;

(s)          The form of the 2032 Senior Notes to be issued on the date hereof shall be substantially in the form of Exhibit A hereto;

(t)         The Company may issue additional 2032 Senior Notes (“Additional 2032 Senior Notes”) after the date hereof having the same ranking and same interest rate, maturity date, redemption terms and other terms as the 2032 Senior Notes except for the price to the public, issue date and first interest payment date, provided that such Additional 2032 Senior Notes issued with the same CUSIP, Common Code and/or ISIN number or numbers as the outstanding 2032 Senior Notes must be fungible with the outstanding 2032 Senior Notes for U.S. federal income tax purposes. Any such Additional 2032 Senior Notes, together with the 2032 Senior Notes shall constitute a single series of securities under the Indenture;

(u)         Additional Amounts in respect of the 2032 Senior Notes shall be payable as set forth in the Indenture.

Section 2.02.                Terms of the 2037 Senior Notes.

(a)         The title of the 2037 Senior Notes shall be the “5.696% Senior Callable Fixed-to-Fixed Rate Notes due 2037”;

(b)         The aggregate principal amount of the 2037 Senior Notes that may be authenticated and delivered under the Indenture shall not exceed $1,250,000,000, except as otherwise provided in the Indenture;

(c)         Principal on the 2037 Senior Notes shall be payable on August 17, 2037 (the “Maturity Date”);

(d)         The 2037 Senior Notes shall be issued in global registered form on August 17, 2026 (the “Issue Date”).

During the period from, and including, the Issue Date to, but excluding August 17, 2036 (the “Initial Fixed Rate Period”), interest shall accrue from the Issue Date at a fixed rate of 5.696% per annum. Interest accrued during the Initial Fixed Rate Period shall be payable semi-annually in arrears on February 17 and August 17 of each year (each, a “Fixed Rate Interest Payment Date”), commencing on February 17, 2027.

During the period from, and including, August 17, 2036 (the “Reset Date”) to, but excluding, August 17, 2037 (the “Reset Fixed Rate Period”), interest shall accrue at a fixed annual rate equal to the applicable U.S. Treasury Rate (as defined below) as determined by the Calculation Agent (as defined below) on the Reset Determination Date (as defined below), plus 100 basis points (1.000%). Interest accrued during the Reset Fixed Rate Period shall be payable semi-annually in arrears on February 17, 2037 and August 17, 2037 (each, a “Reset Rate Interest Payment Date”, and together with the Fixed Rate Interest Payment Dates, the “Interest Payment Dates”).

The Regular Record Dates for the 2037 Senior Notes shall be 15 calendar days immediately preceding the relevant 2037 Senior Notes Interest Payment Date, whether or not a Business Day. If the scheduled Maturity Date or date of redemption or repayment is not a Business Day, the Company may pay interest and principal on the next succeeding Business Day, but interest on that payment shall not accrue during the period from and after the scheduled Maturity Date or date of redemption or repayment.

Interest during the Initial Fixed Rate Period shall be calculated on the basis of a 360-day year divided into twelve months of 30 days each and, in the case of an incomplete month, on the basis of the actual number of days elapsed in such period. If any scheduled Fixed Rate Interest Payment Date, redemption date or Maturity Date, is not a Business Day, the Company shall pay interest and principal, as applicable, on the next Business Day, but interest on that payment shall not accrue during the period from and after such scheduled Fixed Rate Interest Payment Date, redemption date or Maturity Date.

Interest during the Reset Fixed Rate Period shall be calculated on the basis of a 360-day year consisting of twelve 30-day months and, in the case of an incomplete month, on the basis of the actual number of days elapsed in such period. The interest rate during the Reset Fixed Rate Period will be reset on the Reset Determination Date. If any scheduled Reset Rate Interest Payment Date, redemption date or Maturity Date is not a Business Day, interest and principal, as applicable, will be paid on the next Business Day, but interest on that payment will not accrue during the period from and after such scheduled Reset Rate Interest Payment Date, redemption date or Maturity Date.

“Banking Act” means the Banking Act 2009, as the same has been or may be amended from time to time (whether pursuant to the U.K. Financial Services (Banking Reform) Act 2013, secondary legislation or otherwise).

“Comparable Treasury Issue” means, with respect to the Reset Fixed Rate Period, the U.S. Treasury security or securities selected by the Company with a maturity date on or about the last day of the Reset Fixed Rate Period and that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities denominated in Dollars and having a maturity of one year.

“Comparable Treasury Price” means, with respect to the Reset Date, (i) the arithmetic average of the Reference Treasury Dealer Quotations for the Reset Date (calculated by the Calculation Agent on the Reset Determination Date preceding the Reset Date), after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (ii) if fewer than five such Reference Treasury Dealer Quotations are received by the Company, the arithmetic average of all such quotations, or (iii) if fewer than two such Reference Treasury Dealer Quotations are received by the Company, then such Reference Treasury Dealer Quotations as quoted in writing to the Company by a Reference Treasury Dealer.

“Reference Treasury Dealer” means each of up to five banks selected by the Company, or the affiliates of such banks, which are (i) primary U.S. Treasury securities dealers, and their respective successors, or (ii) market makers in pricing corporate bond issues denominated in Dollars.

“Reference Treasury Dealer Quotations” means with respect to each Reference Treasury Dealer and the Reset Date, the bid and offered prices obtained by the Company for the applicable Comparable Treasury Issue, expressed in each case as a percentage of its principal amount, at 11:00 a.m. (New York City time), on the Reset Determination Date.

“Reset Determination Date” means the second Business Day immediately preceding the Reset Date.

“U.S. Treasury Rate” means, with respect to the Reset Date, the rate per annum equal to: (1) the arithmetic average of the yields on actively traded U.S. Treasury securities adjusted to constant maturity for the maturity of one year (“Yields”), for the five consecutive business days immediately prior to the Reset Determination Date and appearing under the caption “Treasury constant maturities” on the Reset Determination Date as of 5:00 p.m. (New York City time), in the applicable most recently published statistical release designated “H.15 Daily Update”, or any successor publication that is published by the Board of Governors of the Federal Reserve System that establishes yields on actively traded U.S. Treasury securities adjusted to constant maturity, under the caption “Treasury Constant Maturities”, for the maturity of one year; provided that if the Yield is not available through such release (or successor publication) for any relevant business day, then the arithmetic average will be determined based on the Yields for the remaining business days during the five business day period described above (provided further that if the Yield is available for only a single business day during such five business day period, the “U.S. Treasury Rate” will mean the single-day Yield for such day); or (2) if such release (or any successor release) is not published during the week immediately prior to the Reset Determination Date or does not contain such yields, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for the Reset Date.

If the U.S. Treasury Rate cannot be determined, for whatever reason, as described under (1) or (2) above, “U.S. Treasury Rate” means the rate in percentage per annum as notified by the Calculation Agent to the Company equal to the last reported Yield on U.S. Treasury securities having a maturity of one year based on information appearing in the most recently published statistical release designated “H.15 Daily Update” (or any successor publication by the Board of Governors of the Federal Reserve System and that establishes yields on actively traded U.S. Treasury securities) as of 5:00 p.m. (New York City time) on the Reset Determination Date.

The U.S. Treasury Rate shall be determined by The Bank of New York Mellon, London Branch as calculation agent.

All calculations of the Calculation Agent, in the absence of manifest error, shall be conclusive for all purposes and binding on the Company, the Trustee, the Paying Agent and on the Holders of the 2037 Senior Notes.

All percentages resulting from any of the above calculations shall be rounded, if necessary, to the nearest one hundred thousandth of a percentage point, with five one-millionths of a percentage point rounded upwards (e.g., 9.876545% (or .09876545) being rounded to 9.87655% (or .0987655)) and all Dollar amounts used in or resulting from such calculations shall be rounded to the nearest cent (with one-half cent being rounded upwards).

The interest rate on the 2037 Senior Notes during the Reset Fixed Rate Period will in no event be higher than the maximum rate permitted by law or lower than 0.00% per annum;

By its acquisition of 2037 Senior Notes or an interest therein, each Holder and beneficial owner of 2037 Senior Notes and each subsequent holder and beneficial owner waives any and all claims in law and/or equity against the Trustee, the Calculation Agent or any paying agent for, agrees not to initiate a suit against the Trustee, the Calculation Agent and any paying agent in respect of, and agrees that none of the Trustee, the Calculation Agent or any paying agent will be liable for, any action that the Trustee, the Calculation Agent or any paying agent, as the case may be, takes, or abstains from taking, in each case in accordance with this section or any losses suffered in connection therewith.

For the avoidance of doubt, the Trustee shall have the rights set forth in Section 9.03 of the Senior Indenture with respect to any amendment or alteration of the terms and conditions of the 2037 Senior Notes and the Indenture.

(e)         No premium, upon redemption or otherwise, shall be payable by the Company on the 2037 Senior Notes;

(f)         Principal of and any interest on the 2037 Senior Notes shall be paid to the Holder through The Bank of New York Mellon, acting through its London Branch, as Paying Agent of the Company;

(g)         Subject to Section 11.11 of the Indenture and on at least 5 Business Days but no more than 30 Business Days’ prior written notice delivered to the Holders of the 2037 Senior Notes (with a copy to the Trustee), the Company may, in its sole discretion, (but subject to, if and to the extent then required by the Relevant Regulator or the Loss Absorption Regulations, the Company giving notice to the Relevant Regulator and the Relevant Regulator granting the Company permission) redeem the 2037 Senior Notes, in whole, but not in part, on August 17, 2036 at a redemption price equal to 100% of the principal amount of the 2037 Senior Notes being redeemed plus accrued and unpaid interest thereon, if any, to, but excluding, the date of redemption, as provided in the Senior Indenture;

(h)         The 2037 Senior Notes are redeemable pursuant to Section 11.08 of the Senior Indenture. In connection with any redemption of the 2037 Senior Notes pursuant to Section 11.08 of the Senior Indenture, the date referenced therein shall be August 17, 2026;

(i)         The Company shall have no obligation to redeem or purchase the 2037 Senior Notes pursuant to any sinking fund or analogous provision;

(j)         The 2037 Senior Notes shall be issued only in denominations of $200,000 and in integral multiples of $1,000 in excess thereof;

(k)         The principal amount of the 2037 Senior Notes shall be payable upon the declaration of acceleration thereof pursuant to Section 5.02 of the Indenture;

(l)         The 2037 Senior Notes shall not be converted into or exchanged at the option of the Company or otherwise for stock or other securities of the Company;

(m)         The 2037 Senior Notes shall be denominated in, and payments thereon shall be made in, Dollars;

(n)         The payment of principal of (and premium, if any) or interest, if any, on the 2037 Senior Notes shall be payable only in the coin or currency in which the 2037 Senior Notes are denominated;

(o)         The 2037 Senior Notes shall be issued in the form of one or more global securities in registered form, without coupons attached, and the initial Holder with respect to each such global security shall be Cede & Co., as nominee of The Depository Trust Company;

(p)         The 2037 Senior Notes shall not be initially issued in definitive form;

(q)         The calculation agent (the “Calculation Agent”) for the 2037 Senior Notes shall be The Bank of New York Mellon, London Branch pursuant to the terms of a Calculation Agency Agreement dated as of August 17, 2026;

(r)         The Events of Default on the 2037 Senior Notes are as provided for in Section 5.01 of the Indenture;

(s)          The form of the 2037 Senior Notes to be issued on the date hereof shall be substantially in the form of Exhibit B hereto;

(t)         The Company may issue additional 2037 Senior Notes (“Additional 2037 Senior Notes”) after the date hereof having the same ranking and same interest rate, maturity date, redemption terms and other terms as the 2037 Senior Notes except for the price to the public, issue date and first interest payment date, provided that such Additional 2037 Senior Notes issued with the same CUSIP, Common Code and/or ISIN number or numbers as the outstanding 2037 Senior Notes must be fungible with the outstanding 2037 Senior Notes for U.S. federal income tax purposes. Any such Additional 2037 Senior Notes, together with the 2037 Senior Notes shall constitute a single series of securities under the Indenture;

(u)         Additional Amounts in respect of the 2037 Senior Notes shall be payable as set forth in the Indenture.

Article 3
ADDITIONAL TERMS APPLICABLE TO THE SECURITIES

Section 3.01.                Addition of Definitions. With respect to the Securities only, Section 1.01 of the Senior Indenture is amended to include the following definitions (which shall be deemed to arise in Section 1.01 in their proper alphabetical order):

“Bail-in Legislation” means in relation to a Member State of the European Economic Area which has implemented, or which at any time implements, the BRRD, the relevant implementing law, regulation, rule or requirement as described in the EU Bail-in Legislation Schedule from time to time.

“Bail-in Powers” means any Write-down and Conversion Powers as defined in relation to the relevant Bail-in Legislation.

“BRRD” means Directive 2014/59/EU (as amended or superseded) establishing a framework for the recovery and resolution of credit institutions and investment firms.

“BRRD Liability” has the same meaning as in such laws, regulations, rules or requirements implementing the BRRD under the applicable Bail-in Legislation.

“BRRD Party” means the Senior Debt Security Registrar.

“Business Day” means any day, other than Saturday or Sunday, that is not a legal holiday nor a day on which banking institutions are authorized or required by law or regulation to close in the City of New York or the City of London.

“Client Assets Sourcebook” means the CASS sourcebook as set out in the FCA Rules.

“Client Money Distribution and Transfer Rules” means the client money distribution and transfer rules set out in Chapter 7A of the Client Assets Sourcebook.

“Client Money Rules” means the client money rules set out in Chapter 7 of the Client Assets Sourcebook of the FCA Rules.

“Default” has the meaning specified in Section 5.03.

“EU Bail-in Legislation Schedule” means the document described as such, then in effect, and published by the Loan Market Association (or any successor person) from time to time at http://www.lma.eu.com/.

“FCA” means the United Kingdom’s Financial Conduct Authority whose current address is at 12 Endeavour Square, London E20 1JN (and any successor regulatory authority).

“FCA Rules” means the rules promulgated by the FCA under FSMA as amended or replaced from time to time.

“FSMA” means the Financial Services and Markets Act 2000.

“Group” means Lloyds Banking Group plc together with its subsidiaries and associated undertakings.

“Loss Absorption Disqualification Event” shall be deemed to have occurred with respect to a series of the Securities if, as a result of any amendment to, or change in, the Loss Absorption Regulations, or any change in the application or official interpretation of the Loss Absorption Regulations, in any such case becoming effective on or after the Issue Date of the Securities, such Securities are or (in the opinion of the Company or the opinion of the Relevant Regulator and/or the relevant U.K. resolution authority) are likely to be fully or partially excluded from the Company’s or the Group’s minimum requirements for (A) own funds and eligible liabilities and/or (B) loss absorbing capacity instruments, in each case as such minimum requirements are applicable to the Company and/or the Group and determined in accordance with, and pursuant to, the relevant Loss Absorption Regulations; provided that a Loss Absorption Disqualification Event shall not occur where the exclusion of the Securities from the relevant minimum requirement(s) is due to the remaining maturity of the Securities being less than any period prescribed by any applicable eligibility criteria for such minimum requirements under the relevant Loss Absorption Regulations effective with respect to the Company and/or the Group on the issue date of the Securities.

“Loss Absorption Regulations” means, at any time, the laws, regulations, requirements, guidelines, rules, standards and policies relating to minimum requirements for own funds and eligible liabilities and/or loss absorbing capacity instruments of the United Kingdom, the Relevant Regulator, the relevant U.K. resolution authority and/or the Financial Stability Board then applicable in the United Kingdom including, without limitation to the generality of the foregoing, any regulations, requirements, guidelines, rules, standards and policies relating to minimum requirements for own funds and eligible liabilities and/or loss absorbing capacity instruments adopted or applied by the Relevant Regulator and/or the relevant U.K. resolution authority from time to time (whether or not such regulations, requirements, guidelines, rules, standards or policies are applied generally or specifically to the Company or to the Group).

“Relevant Regulator” means the relevant U.K. resolution authority or such other governmental authority in the United Kingdom (or if the Company becomes domiciled in a jurisdiction other than the United Kingdom, in such other jurisdiction) having primary supervisory authority with respect to the Company and/or the Group in such circumstances.

“Relevant Resolution Authority” means the resolution authority with the ability to exercise any Bail-in Powers in relation to the relevant BRRD Party.

“relevant U.K. resolution authority” means any authority with the ability to exercise a U.K. bail-in power.

“Securities” mean the Company’s 5.203% Senior Callable Fixed-to-Fixed Rate Notes due 2032 and 5.696% Senior Callable Fixed-to-Fixed Rate Notes due 2037.

“U.K. bail-in power” means any write-down, conversion, transfer, modification, moratorium and/or suspension power existing from time to time under any laws, regulations, rules or requirements relating to the resolution of financial holding companies, mixed financial holding companies, banks, banking group companies, credit institutions and/or investment firms incorporated in the United Kingdom in effect and applicable in the United Kingdom to the Company or other members of the Group, including but not limited to any such laws, regulations, rules or requirements which are implemented, adopted or enacted in the United Kingdom within the context of the U.K. resolution regime under the Banking Act and/or the Loss Absorption Regulations, pursuant to which obligations of a bank, banking group company, credit institution or investment firm or any of its affiliates can be reduced, canceled, modified, transferred and/or converted into shares or other securities or obligations of the obligor or any other person (or suspended for a temporary period) or pursuant to which any right in a contract governing such obligations may be deemed to have been exercised.

Section 3.02.                Deletion of Definitions. With respect to the Securities only, the following definitions shall be deleted in their entirety in Section 1.01 of the Senior Indenture:

“Default Interest” has the meaning specified in Section 3.07.

“Business Day” has the meaning specified in Section 3.01.

Section 3.03.                Amendment of Definitions. With respect to the Securities only, the definitions of “Corporate Trust Office” and “Electronic Means” in Section 1.01 of the Senior Indenture are deleted in their entirety and replaced with the following definitions:

“Corporate Trust Office” means the office of the Trustee in which its corporate trust business is principally administered, located at 160 Queen Victoria Street, London EC4V 4LA (Attention: Conventional Debt EMEA – Team 4; email: corpsov4@bny.com) or such other location as shall be notified to the Company by the Trustee from time to time.

“Electronic Means” shall mean the following communications methods: e-mail, secure electronic transmission containing applicable authorization codes, passwords and/or authentication keys issued by the Trustee, or another method or system specified by the Trustee as available for use in connection with its services hereunder.

Section 3.04.                Notices, Etc. to Trustee and Company. With respect to the Securities only, clause (i) of Section 1.05(a) of the Senior Indenture is amended and restated in its entirety and shall read as follows:

(i) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if made, given, furnished or filed in writing (which may be via e-mail) to the Trustee at its Corporate Trust Office and the Trustee agrees to accept and act upon electronic transmission of written instructions pursuant to the Indenture; provided, however, that (x) the party providing such written instructions, subsequent to such transmission of written instructions, shall provide the originally executed instructions or directions to the Trustee in a timely manner, and (y) such originally executed instructions or directions shall be signed by an authorized representative of the party providing such instructions or directions; or

Section 3.05.                Payment; Interest Rights Preserved. With respect to the Securities only, the following Section of the Senior Indenture is amended and restated in its entirety and shall read as follows:

Section 3.07. Payment; Interest Rights Preserved. Except as otherwise provided as contemplated by Section 3.01 with respect to any series of Senior Debt Securities, interest, if any, on any Senior Debt Securities which is payable, and is paid or duly provided for, on any Interest Payment Date shall be paid to the Holder (including if held through a Paying Agent of the Company designated pursuant to Section 3.01) at the close of business on the Regular Record Date for such interest.

In the case of Senior Debt Securities where payment is to be made in Dollars, payment at any Paying Agent’s office outside The City of New York will be made in Dollars by check drawn on, or, at the request of the Holder, by transfer to a Dollar account maintained by the payee with, a bank in The City of New York.

In the case of Senior Debt Securities where payment is to be made in a Foreign Currency, payment will be made as established pursuant to Section 3.01.

Subject to the foregoing provisions of this Section, each Senior Debt Security delivered under this Senior Debt Securities Indenture upon registration of transfer of or in exchange for or in lieu of any other Senior Debt Security shall carry the rights to interest accrued and unpaid thereon, if any, and to accrue, which were carried by such other Senior Debt Security.

Section 3.06.                Execution, Authentication, Delivery and Dating. With respect to the Securities only, the first sentence of the fifth paragraph of Section 3.03 of the Senior Indenture is amended and restated in its entirety and shall read as follows:

No Senior Debt Security shall be entitled to any benefit under this Senior Debt Securities Indenture or be valid or obligatory for any purpose unless there appears on such Senior Debt Security a certificate of authentication substantially in the form provided for herein executed by or on behalf of the Trustee by manual or electronic signature, and such certificate upon any Senior Debt Security shall be conclusive evidence, and the only evidence, that such Senior Debt Security has been duly authenticated and delivered hereunder and that such Senior Debt Security is entitled to the benefits of this Senior Debt Securities Indenture.

Section 3.07.                Events of Default. With respect to the Securities only, Section 5.01 of the Senior Indenture is amended and restated in its entirety and shall read as follows:

Section 5.01. Events of Default. “Event of Default”, wherever used herein with respect to Senior Debt Securities of a particular series, means the making of an order by a court of competent jurisdiction which is not successfully appealed within 30 days of the making of such order, or valid adoption by the shareholders of the Company of an effective resolution, for the winding-up of the Company (other than under or in connection with a scheme of amalgamation or reconstruction not involving bankruptcy or insolvency). The exercise of any U.K. bail-in power by the relevant U.K. resolution authority shall not constitute a default or an Event of Default under this Section 5.01 or a Default under Section 5.03.

Section 3.08.                Acceleration of Maturity; Rescission and Annulment. With respect to the Securities only, Section 5.02 of the Senior Indenture is amended by adding the following at the end of the section:

If the Senior Debt Securities become due and payable (whether pursuant to this Section 5.02 or Article 11 below) and the Company fails to pay such amounts (or any damages awarded for breach of any obligations in respect of the Senior Debt Securities or this Senior Debt Securities Indenture) forthwith upon demand, notwithstanding the continuing right of any Holder to receive payment of the principal of and interest on Senior Debt Securities, or to institute suit for the enforcement of any such payment, each in accordance with Section 316(b) (Directions and Waivers by Bondholders; Prohibition of Impairment of Holders’ Right to Repayment) of the Trust Indenture Act, the Trustee, in its own name and as trustee of an express trust, may institute proceedings for the winding up of the Company, and/or prove in a winding up of the Company for all such due and payable amounts (including any damages awarded for breach of any obligations in respect of the Senior Debt Securities or this Senior Debt Securities Indenture) but no other remedy shall be available to the Trustee (on behalf of the Holders) or the Holders.

Section 3.09.                Defaults; Collection of Indebtedness and Suits for Enforcement by Trustee. With respect to the Securities only, Section 5.03 of the Senior Indenture is amended and restated in its entirety and shall read as follows:

Section 5.03. Defaults; Collection of Indebtedness and Suits for Enforcement by Trustee. “Default” wherever used herein with respect to Senior Debt Securities of a particular series, means any one of the following events (subject as provided below, whatever the reason for such Default and whether it shall be voluntary or involuntary or be effected by operation of law pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

(a) the Company fails to pay any installment of interest on any Senior Debt Security of such series on or before its Interest Payment Date and such failure continues for 14 days; or

(b) the Company fails to pay all or any part of the principal of any Senior Debt Security of such series on any date on which such principal shall otherwise have become due and payable, whether upon redemption or otherwise, and such failure continues for seven days.

If a Default occurs with respect to a series of Senior Debt Securities, the Trustee may commence a proceeding for the winding-up of the Company and/or prove in a winding-up of the Company, provided that the Trustee may not (except in such winding-up, in accordance with Section 5.01) declare the principal amount of, or any other amount in respect of, the Outstanding Senior Debt Security of such series to be due and payable.

Subject to applicable law, including the Trust Indenture Act, no Holder may exercise or claim any right of set-off, counterclaim, combination of accounts, compensation or retention in respect of any amount owed to it by the Company arising under or in connection with the Senior Debt Securities. The Holders of Senior Debt Securities by their acceptance thereof will be deemed to have waived any right of set-off, counterclaim, combination of accounts, compensation and retention with respect to the Senior Debt Securities or this Senior Debt Securities Indenture (or between the obligations under or in respect of any Senior Debt Securities and any liability owed by a Holder to the Company) that they might otherwise have against the Company, whether before or during a winding-up or liquidation of the Company. Notwithstanding the above, if any of such rights and claims of any such Holder against the Company are discharged by set-off, such Holder will immediately pay an amount equal to the amount of such discharge to the Company or, in the event of the winding up of the Company, the liquidator or administrator (or other relevant insolvency official), as the case may be, and until such time as payment is made will hold a sum equal to such amount in trust for the Company or the liquidator or administrator (or other relevant insolvency official), as the case may be, and accordingly such discharge shall be deemed not to have taken place.

Notwithstanding the foregoing, failure to make any payment in respect of a series of Senior Debt Securities shall not be a Default in respect of such Senior Debt Securities if such payment is withheld or refused and the Company delivers an Opinion of Counsel concluding that such sums were not paid in order to comply with any fiscal or other law or regulation or with the order of any court of competent jurisdiction, provided, however, that the Trustee may by notice to the Company require the Company to take such action (including but not limited to proceedings for a declaration by a court of competent jurisdiction) as the Trustee may be advised in an Opinion of Counsel, upon which opinion the Trustee may conclusively rely, is appropriate and reasonable in the circumstances to resolve such doubt, in which case the Company shall forthwith take and expeditiously proceed with such action and shall be bound by any final resolution of the doubt resulting therefrom. If any such action results in a determination that the relevant payment can be made without violating any applicable law, regulation or order then the provisions of the preceding sentence shall cease to have effect and the payment shall become due and payable on the expiration of 14 days (in the case of payments under Section 5.03(a) above) or seven days (in the case of payments under Section 5.03(b) above) after the Trustee gives written notice to the Company informing it of such resolution.

Except as otherwise provided in this Article 5, during the continuance of an Event of Default, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Senior Debt Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Senior Debt Securities Indenture or in aid of the exercise of any power granted herein, or to enforce any other legal or equitable right vested in the Trustee by this Senior Debt Securities Indenture or by law, provided, however, that the Company shall not, as a result of the bringing of such judicial proceedings, be required to pay any amount representing or measured by reference to the principal of, or any interest on, the Senior Debt Securities of such series prior to any date on which the principal of, or any interest on, the Senior Debt Securities of such series would have otherwise been payable by the Company.

No recourse for the payment of the principal of (or premium, if any) or interest, if any, on any Senior Debt Security, or for any claim based thereon or otherwise in respect thereof and no recourse under or upon any obligation, covenant or agreement of the Company in this Senior Debt Securities Indenture, or in any Senior Debt Security, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, past, present or future, of the Company or of any successor corporation of the Company, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that to the extent lawful all such liability is hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Senior Debt Securities Indenture and the issue of the Senior Debt Securities.

No remedy against the Company other than as referred to in this Article 5 shall be available to the Trustee (on behalf of the Holders) or the Holders, whether for the recovery of amounts owing in respect of the Senior Debt Securities or under this Senior Debt Securities Indenture or in respect of any breach by the Company of any of its other obligations under or in respect of the Senior Debt Securities or under this Senior Debt Securities Indenture, except that the Trustee and the Holders shall have such rights and powers as they are required to have under the Trust Indenture Act.

Section 3.10.                With respect to the Securities only, (a) Sections 5.07(a), 5.07(b), 5.11, 5.13, 6.02, 6.03(i), 8.01(b), 8.03(c) and 10.03(b) of the Senior Indenture shall be amended to add the words “or Default” after each appearance of the words “Event of Default” and (b) Section 11.08 of the Senior Indenture shall be amended to replace in the first paragraph the word “Unless” with the words “Subject to Section 11.1 and unless”.

Section 3.11.                Payment of Principal, Premium, and Interest. With respect to the Securities only, Section 10.01 of the Senior Indenture is amended and restated in its entirety and shall read as follows:

Section 10.01. Payment of Principal, Premium, and Interest. The Company covenants and agrees for the benefit of each series of Senior Debt Securities that it will duly and punctually pay the principal of (and premium, if any) and (subject to Section 3.07) interest, if any, on the Senior Debt Securities of that series in accordance with the terms of the Senior Debt Securities and this Senior Debt Securities Indenture. The Company shall deposit immediately available funds sufficient to pay principal and interest and any other amounts due with the Paying Agent by 10:00 a.m. New York time on the payment date (and, in any event, unless agreed by the Paying Agent, no earlier than 10:00 a.m. local time of the place where the Paying Agent has its registered office five business days in such location before the relevant due date).

Section 3.12.                Deposit of Redemption Price. With respect to the Securities only, Section 11.05 of the Senior Indenture is amended and restated in its entirety and shall read as follows:

Section 11.05. Deposit of Redemption Price. On or prior to 10:00 a.m. New York time on any Redemption Date (and, in any event, unless agreed by the relevant Paying Agent or the Trustee, as the case may be, no earlier than 10:00 a.m. local time of the place where the Paying Agent or Trustee has its registered office five business days in such location before the relevant due date), the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as Paying Agent, segregate and hold in trust as provided in Section 10.03) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued but unpaid interest on, all the Senior Debt Securities which are to be redeemed on that date.

Section 3.13.                Money for Payments to be Held in Trust. With respect to the Securities only, Section 10.03 of the Senior Indenture is amended to include a new paragraph at the end of that Section which shall read as follows:

For the avoidance of doubt, all money held for the Company is held by the Paying Agent as banker and not as a trustee under the Client Money Rules. If the Paying Agent fails, the Client Money Distribution and Transfer Rules will not apply to such money and so the Company will not be entitled to share in any distribution under the Client Money Distribution and Transfer Rules.

Section 3.14.                Deletion of Satisfaction and Discharge Provisions. With respect to the Securities only, Article 4 of the Senior Indenture is deleted in its entirety.

Section 3.15.                Compensation and Reimbursement. With respect to the Securities only, Section 6.07 of the Senior Indenture is amended in part to add the following sentence at the end of the section:

The Trustee’s right to reimbursement and indemnity under this Section 6.07 shall survive the payment in full of the Senior Debt Securities, the discharge of this Senior Debt Securities Indenture, the resignation or removal of the Trustee and (without prejudice to Section 4.08 of the Twenty-Fourth Supplemental Indenture if and to the extent applicable as set out therein) any exercise of the U.K. bail-in power by the relevant U.K. resolution authority with respect to the obligations owed or owing to Holders pursuant to or in connection with the Senior Debt Securities.

Section 3.16.                Certain Rights of Trustee. With respect to the Securities only, Section 6.03 of the Senior Indenture is amended in part to add the following at the end of the section:

(m) The Trustee shall not be liable for errors in judgment made in good faith unless it was negligent in ascertaining the relevant facts; and

(n) The Trustee may hold funds uninvested without liability for interest in the absence of an agreement signed by the Trustee to the contrary.

Section 3.17.                Sanctions. The following Section is added as new Section 10.08 of the Senior Indenture:

Section 10.08. Sanctions. (a) The Company covenants and represents that neither they nor any of their affiliates, subsidiaries, directors or officers are the target or subject of any sanctions enforced by the US government, (including, the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”)), the United Nations Security Council, the European Union, HM Treasury, or other relevant sanctions authority (collectively “Sanctions”).

(b) The Company covenants and represents that neither it nor any of its affiliates, subsidiaries, directors or officers will use any payments made pursuant to this Senior Debt Securities Indenture, (i) to fund or facilitate any activities of or business with any person who, at the time of such funding or facilitation, is the subject or target of Sanctions, (ii) to fund or facilitate any activities of or business with any country or territory that is the target or subject of Sanctions, or (iii) in any other manner that will result in a violation of Sanctions by any person.

(c) Sub-sections (a) and (b) will not apply if and to the extent that they are or would be unenforceable by reason of breach of (i) any provision of Council Regulation (EC) No 2271/96 of 22 November 1996 (or any law or regulation implementing such Regulation in any member state of the European Economic Area (EEA) or (ii) any similar blocking or anti-boycott law in the United Kingdom or elsewhere. However, if the aforementioned Council Regulation purports to make compliance with any portion of this Section unenforceable by the Company, the Company will nonetheless take such measures as may be necessary to ensure that the Company does not use the services in any manner which would cause the Trustee, Paying Agent or Senior Debt Security Registrar to violate Sanctions applicable to them.

Section 3.18.                Certain Rights of Senior Debt Security Registrar and Paying Agent. The Senior Debt Security Registrar and Paying Agent shall have the benefit of the rights, protections, indemnifications and immunities granted to the Trustee in the Indenture, including, without limitation, Section 6.07 of the Indenture, mutatis mutandis.

Section 3.19.                Agreement with Respect to Exercise of U.K. Bail-In Power. The following provisions relate solely to the Securities established pursuant to this Twenty-Fourth Supplemental Indenture:

(a)         Notwithstanding any other agreements, arrangements, or understandings between the Company and any Holder or beneficial owner of the Securities, by purchasing or acquiring the Securities each Holder (including each beneficial owner) of the Securities acknowledges, accepts, agrees to be bound by and consents to the exercise of any U.K. bail-in power by the relevant U.K. resolution authority that may result in (i) the reduction or cancellation of all, or a portion, of the principal amount of, or interest on, the Securities; (ii) the conversion of all, or a portion, of the principal amount of, or interest on, the Securities into shares or other securities or other obligations of the Company or another person (and the issue to or conferral on the holder of such shares, securities or obligations, including by means of amendment, modification or variation of the terms of the Securities); and/or (iii) the amendment or alteration of the maturity of the Securities, or amendment of the amount of interest due on the Securities, or the dates on which interest becomes payable, including by suspending payment for a temporary period; any U.K. bail-in power may be exercised by means of variation of the terms of the Securities solely to give effect to the exercise by the relevant U.K. resolution authority of such U.K. bail-in power. With respect to (i), (ii) and (iii) above, references to principal and interest shall include payments of principal and interest that have become due and payable (including principal that has become due and payable at the maturity date), but which have not been paid, prior to the exercise of any U.K. bail-in power. Each Holder and each beneficial owner of the Securities further acknowledges and agrees that the rights of the Holders and/or beneficial owners under the Securities are subject to, and will be varied, if necessary, solely to give effect to, the exercise of any U.K. bail-in power by the relevant U.K. resolution authority.

(b)         By purchasing or acquiring the Securities, each Holder and each beneficial owner of the Securities:

(i)         acknowledges and agrees that no exercise of the U.K. bail-in power by the relevant U.K. resolution authority in respect of the Securities shall give rise to a default or an Event of Default for purposes of Section 315(b) (Notice of Default) and Section 315(c) (Duties of the Trustee in Case of Default) of the Trust Indenture Act;

(ii)         to the extent permitted by the Trust Indenture Act, waives any and all claims against the Trustee for, agrees not to initiate a suit against the Trustee in respect of, and agrees that the Trustee shall not be liable for, any action that the Trustee takes, or abstains from taking, in either case in accordance with the exercise of the U.K. bail-in power by the relevant U.K. resolution authority with respect to the Securities; and

(iii)         acknowledges and agrees that, upon the exercise of any U.K. bail-in power by the relevant U.K. resolution authority, (a) the Trustee shall not be required to take any further directions from Holders or beneficial owners of the Securities under Section 5.12 of the Senior Indenture, and (b) neither the Senior Indenture nor this Twenty-Fourth Supplemental Indenture shall impose any duties upon the Trustee whatsoever with respect to the exercise of any U.K. bail-in power by the relevant U.K. resolution authority. Notwithstanding the foregoing, if, following the completion of the exercise of the U.K. bail-in power by the relevant U.K. resolution authority, any of the Securities remain outstanding (for example, if the exercise of the U.K. bail-in power results in only a partial write-down of the principal of the Securities), then the Trustee’s duties under the Indenture shall remain applicable with respect to the Securities following such completion to the extent that the Company and the Trustee agree pursuant to a supplemental indenture or an amendment to this Twenty-Fourth Supplemental Indenture, unless the Company and the Trustee agree in writing that a supplemental indenture is not necessary.

(c)         Each Holder or beneficial owner that purchases or acquires its Securities in the secondary market shall be deemed to acknowledge, agree to be bound by and consent to the same provisions specified in the Indenture to the same extent as the Holders and beneficial owners of the Securities that acquire the Securities upon their initial issuance, including, without limitation, with respect to the acknowledgement and agreement to be bound by and consent to the terms of the Securities, including in relation to the U.K. bail-in power.

(d)         By purchasing or acquiring the Securities, each Holder and each beneficial owner shall be deemed to have (i) consented to the exercise of any U.K. bail-in power as it may be imposed without any prior notice by the relevant U.K. resolution authority of its decision to exercise such power with respect to the Securities and (ii) authorized, directed and requested DTC and any direct participant in DTC or other intermediary through which it holds such Securities to take any and all necessary action, if required, to implement the exercise of any U.K. bail-in power with respect to the Securities as it may be imposed, without any further action or direction on the part of such Holder or beneficial owner or the Trustee.

(e)         No repayment of the principal amount of the Securities or payment of interest on the Securities shall become due and payable after the exercise of any U.K. bail-in power by the relevant U.K. resolution authority unless, at the time that such repayment or payment, respectively, is scheduled to become due, such repayment or payment would be permitted to be made by the Company under the laws and regulations of the United Kingdom applicable to the Company and the Group.

(f)         Neither a reduction or cancellation, in part or in full, of the principal amount of, or interest on, the Securities or the conversion thereof into another security or obligation of the Company or another person, as a result of the exercise of the U.K. bail-in power by the relevant U.K. resolution authority with respect to the Company, nor the exercise of the U.K. bail-in power by the relevant U.K. resolution authority with respect to the Securities will be a Default or an Event of Default for any purpose.

(g)         Upon the exercise of the U.K. bail-in power by the relevant U.K. resolution authority with respect to the Securities, the Company shall provide a written notice to DTC as soon as practicable regarding such exercise of the U.K. bail-in power for purposes of notifying Holders and beneficial owners of such occurrence. The Company shall also deliver a copy of such notice to the Trustee for information purposes. Any delay or failure by the Company in delivering the notices referred to in this paragraph shall not affect the validity and enforceability of the U.K. bail-in power.

(h)         The Company’s obligations to indemnify the Trustee in accordance with Section 6.07 of the Indenture shall survive any exercise of the U.K. bail-in power by the relevant U.K. resolution authority with respect to the Securities.

Section 3.20.                Redemption of Securities. With respect to the Securities only, Article 11 of the Senior Indenture is amended to add a Section 11.09, Section 11.10 and Section 11.11, each of which shall read as follows:

Section 11.09. Optional Redemption.

Subject to Section 11.11 and on at least 5 Business Days’, but no more than 30 Business Days’, prior written notice delivered to the Holders of the 2032 Senior Notes (with a copy to the Trustee), the Company may, at the Company’s option and in its sole discretion, (but subject to, if and to the extent then required by the Relevant Regulator or the Loss Absorption Regulations, the Company giving notice to the Relevant Regulator and the Relevant Regulator granting the Company permission), redeem the 2032 Senior Notes, in whole, but not in part, on August 17, 2031, at a Redemption Price equal to 100% of the principal amount of the 2032 Senior Notes being redeemed together with accrued and unpaid interest thereon, if any, to, but excluding, the date of redemption.

Subject to Section 11.11 and on at least 5 Business Days’, but no more than 30 Business Days’, prior written notice delivered to the Holders of the 2037 Senior Notes (with a copy to the Trustee), the Company may, at the Company’s option and in its sole discretion, (but subject to, if and to the extent then required by the Relevant Regulator or the Loss Absorption Regulations, the Company giving notice to the Relevant Regulator and the Relevant Regulator granting the Company permission), redeem the 2037 Senior Notes, in whole, but not in part, on August 17, 2036, at a Redemption Price equal to 100% of the principal amount of the 2037 Senior Notes being redeemed together with accrued and unpaid interest thereon, if any, to, but excluding, the date of redemption.

Section 11.10 Loss Absorption Disqualification Event Redemption.

Subject to Section 11.11, the Company may, at the Company’s option (but subject to, if and to the extent then required by the Relevant Regulator or the Loss Absorption Regulations, the Company giving notice to the Relevant Regulator and the Relevant Regulator granting the Company permission), having given not less than 15 nor more than 30 days’ notice to holders, redeem all but not some of a series of Securities outstanding at any time at 100% of their principal amount together with accrued but unpaid interest thereon, if any, to the date of redemption, if immediately prior to the giving of the notice referred to above, the Company delivers to the Trustee an Officer’s Certificate stating that a Loss Absorption Disqualification Event has occurred. The Trustee shall be entitled to accept such Officer’s Certificate without any further inquiry and without liability to any person, in which event such Officer’s Certificate shall be conclusive and binding on the Trustee and the Holders and beneficial owners.

Section 11.11. Conditions to Redemption and Repurchase, etc.

Notwithstanding anything herein to the contrary, any redemption or purchase of Securities (other than redemption on the relevant Maturity Date), and any modification to the terms of the Securities or any indenture relating thereto, is subject to, if and to the extent then required by the Relevant Regulator or the Loss Absorption Regulations, the Company giving notice to the Relevant Regulator and the Relevant Regulator granting the Company permission therefor and otherwise to compliance with the Loss Absorption Regulations if and to the extent then required thereunder.

Section 3.21.                Additional Amounts. With respect to the Securities only, Section 10.04 of the Senior Indenture is hereby amended and restated in its entirety as follows:

Section 10.04. Additional Amounts.

Amounts to be paid on any series of Senior Debt Securities will be made without deduction or withholding for, or on account of, any and all present and future income, stamp and other taxes, levies, imposts, duties, charges or fees imposed, levied, collected, withheld or assessed by or on behalf of the United Kingdom or any political subdivision or authority thereof or therein having the power to tax (the “Taxing Jurisdiction”), unless such deduction or withholding is required by law. If at any time a Taxing Jurisdiction requires the Company to make such deduction or withholding, the Company will pay additional amounts with respect to interest only on, the Senior Debt Securities (“Additional Amounts”) that are necessary in order that the net amounts of interest paid to the Holders of Senior Debt Securities of the particular series, after the deduction or withholding, shall equal the amounts of interest only which would have been payable on the Senior Debt Securities if the deduction or withholding had not been required. However, this will not apply to any such tax, levy, impost, duty, charge or fee, which would not have been deducted or withheld but for the fact that:

(i) the Holder or the beneficial owner of the relevant Senior Debt Security is a domiciliary, national or resident of, or engaging in business or maintaining a permanent establishment or is physically present in, the Taxing Jurisdiction or otherwise has some connection with the Taxing Jurisdiction other than the holding or ownership of the relevant Senior Debt Security, or the collection of any payment of (or in respect of) principal of, or any interest, or other payment on, any Senior Debt Security of the relevant series,

(ii) except in the case of winding-up in the United Kingdom, the relevant Senior Debt Security is presented (where presentation is required) for payment in the United Kingdom,

(iii) the relevant Senior Debt Security is presented (where presentation is required) for payment more than 30 days after the date payment became due or was provided for, whichever is later, except to the extent that the Holder would have been entitled to the Additional Amounts on presenting the same for payment at the close of that 30 day period,

(iv) the Holder or the beneficial owner of the relevant Senior Debt Security or the beneficial owner of any payment of (or in respect of) principal of or any interest or other payment on, the relevant Senior Debt Security failed to comply with a request of the Company or its liquidator or other authorized person addressed to the Holder (x) to provide information concerning the nationality, residence or identity of the Holder or the beneficial owner or (y) to make any declaration or other similar claim to satisfy any requirement, which in the case of (x) or (y), is required or imposed by a statute, treaty, regulation or administrative practice of the Taxing Jurisdiction as a precondition to exemption from all or part of the tax, levy, impost, duty, charge or fee,

(v) the deduction or withholding is imposed by reason of any agreement with the U.S. Internal Revenue Service in connection with Sections 1471-1474 of the U.S. Internal Revenue Code and the U.S. Treasury regulations thereunder (“FATCA”), any intergovernmental agreement between the United States and the United Kingdom or any other jurisdiction with respect to FATCA, or any law, regulation or other official guidance enacted in any jurisdiction implementing, or relating to, FATCA or any intergovernmental agreement, or

(vi) any combination of subclauses (i) through (v) above,

nor shall Additional Amounts be paid with respect to any interest only on the Senior Debt Securities to any Holder who is a fiduciary or partnership or any person other than the sole beneficial owner of such payment to the extent such payment would be required by the laws of any Taxing Jurisdiction to be included in the income for tax purposes of a beneficiary or partner or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner who would not have been entitled to such Additional Amounts, had it been the Holder. With respect to any deduction or withholding made by any of the Company, the Trustee, the Paying Agent or another withholding agent from any amount payable on, or in respect of, the Senior Debt Securities in the events described in clauses (i) through (vi) above, the amounts so deducted or withheld shall be treated as having been paid to the holder of the Senior Debt Securities, and no additional amounts will be paid on account of any such deduction or withholding. None of the Company, the Trustee, the Paying Agent or another withholding agent shall have any liability in connection with their compliance with any such withholding obligation under applicable law.

Whenever in this Senior Debt Securities Indenture there is mentioned, in any context, the payment of interest on, in respect of, any Senior Debt Security of any series such mention shall be deemed to include mention of the payment of Additional Amounts provided for in this Section to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof pursuant to the provisions of this Section and as if express mention of the payment of Additional Amounts (if applicable) were made in any provisions hereof where such express mention is not made. Upon request from the Trustee or a paying agent, the Company shall provide information reasonably necessary and readily available in order to enable to the Trustee or paying agent to determine whether any withholding obligations under FATCA apply. Neither the Company, the Trustee or a paying agent shall have any liability in connection with the Company’s or Trustee’s or paying agent’s compliance with any such withholding obligation under applicable law.

Section 3.22.                Senior Debt Security Registrar. With respect to the Securities only, for the avoidance of doubt, notwithstanding Section 3.05 of the Senior Indenture, the Senior Debt Security Registrar shall be The Bank of New York Mellon SA/NV, Dublin Branch, Riverside 2, Sir John Rogerson’s Quay, Grand Canal Dock, Dublin 2, Ireland. The Senior Debt Security Registrar shall maintain the Senior Debt Security Register for the Securities at its office in Dublin, Ireland.

Section 3.23.                Paying Agent. With respect to the Securities only, Section 3.01(f) of the Senior Indenture is amended and restated in its entirety and shall read as follows:

(f) the place or places where the principal of (and premium, if any) and any interest on Senior Debt Securities of the series shall be payable, and the Paying Agent or Paying Agents who shall be authorized to pay principal of (and premium, if any) and interest on Senior Debt Securities of such series;

Article 4
MISCELLANEOUS

Section 4.01.                Effect of Supplemental Indenture. Upon the execution and delivery of this Twenty-Fourth Supplemental Indenture by each of the Company and the Trustee, and the delivery of the documents referred to in Section 4.02 herein, the Senior Indenture shall be supplemented in accordance herewith, and this Twenty-Fourth Supplemental Indenture shall form a part of the Senior Indenture for all purposes in respect of the Securities or otherwise as applicable.

Section 4.02.                Other Documents to be Given to the Trustee. The Trustee shall be entitled to receive an Officer’s Certificate and an Opinion of Counsel stating the recitals contained in Section 1.02 of the Senior Indenture and, in the case of the Opinion of Counsel, stating that the Indenture is a legal, binding and valid obligation of the Company enforceable in accordance with its terms. As specified in Section 9.03 of the Senior Indenture and subject to the provisions of Section 6.03 of the Senior Indenture, the Trustee shall also be entitled to receive an Opinion of Counsel stating that that this Twenty-Fourth Supplemental Indenture is authorized or permitted by the Indenture, and the Twenty-Fourth Supplemental Indenture and the Securities whose terms are incorporated by reference herein are each, subject to Section 1.03 of the Senior Indenture, a legal, valid and binding obligation of the Company enforceable in accordance with their terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting creditor’s rights generally, by equitable principles of general applicability and by possible judicial actions giving effect to governmental actions or foreign laws affecting creditors’ rights, and the Twenty-Fourth Supplemental Indenture is permitted under the Indenture. The Trustee may rely on such Officer’s Certificate and Opinion of Counsel as conclusive evidence that this Twenty-Fourth Supplemental Indenture complies with the applicable provisions of the Senior Indenture.

Section 4.03.                Confirmation of Indenture. The Senior Indenture, as supplemented by this Twenty-Fourth Supplemental Indenture with respect to the Securities or otherwise as applicable, is in all respects ratified and confirmed, and the Senior Indenture, this Twenty-Fourth Supplemental Indenture and all indentures supplemental thereto shall, in respect of the Securities or otherwise as applicable, be read, taken and construed as one and the same instrument. This Twenty-Fourth Supplemental Indenture constitutes an integral part of the Senior Indenture and, where applicable, with respect to the Securities. In the event of a conflict between the terms and conditions of the Senior Indenture and the terms and conditions of this Twenty-Fourth Supplemental Indenture, the terms and conditions of this Twenty-Fourth Supplemental Indenture shall prevail where applicable.

Section 4.04.                Concerning the Trustee. The Trustee does not make any representations as to the validity or sufficiency of this Twenty-Fourth Supplemental Indenture or the Securities. The recitals and statements herein are deemed to be those of the Company and not the Trustee. In entering into this Twenty-Fourth Supplemental Indenture, the Trustee shall be entitled to the benefit of every provision of the Senior Indenture relating to the conduct of or affecting the liability of or affording protection to the Trustee.

Section 4.05.                Governing Law. This Twenty-Fourth Supplemental Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York, except that the waiver of set-off provisions set forth in the third paragraph of Section 5.03 of the Indenture shall be governed by and construed in accordance with the laws of Scotland, and that the authorization and execution by the Company of this Twenty-Fourth Supplemental Indenture and the Securities shall be governed by (in addition to the laws of the State of New York relevant to execution) the respective jurisdictions of the Company, the Trustee and the Senior Debt Security Registrar, as the case may be.

Section 4.06.                Separability. In case any provision contained in this Twenty-Fourth Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 4.07.                Counterparts. Electronic Signatures. This Twenty-Fourth Supplemental Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument. The words “execution,” “signed,” “signature,” and words of like import in this Supplemental Indenture or in any certificate, agreement or document related to this Twenty-Fourth Supplemental Indenture shall include electronic signatures (including, without limitation, DocuSign and Adobe Acrobat Sign). The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code.

Section 4.08.                Concerning U.K. Bail-in Liability. Notwithstanding and to the exclusion of any other term of this Twenty-Fourth Supplemental Indenture or the Senior Indenture or any other agreements, arrangements, or understanding between the Company and the Trustee, the Trustee acknowledges and accepts that a U.K. Bail-in Liability arising under this Twenty-Fourth Supplemental Indenture may be subject to the exercise of U.K. bail-in power by the relevant U.K. resolution authority and acknowledges, accepts, and agrees to be bound by:

(a)         the effect of the exercise of U.K. bail-in power by the relevant U.K. resolution authority in relation to any U.K. Bail-in Liability of the Company to the Trustee under this Twenty-Fourth Supplemental Indenture or the Senior Indenture, that (without limitation) may include and result in any of the following, or some combination thereof:

(i)         the reduction of all, or a portion, of the U.K. Bail-in Liability or outstanding amounts due thereon;

(ii)         the conversion of all, or a portion, of the U.K. Bail-in Liability into shares, other securities or other obligations of the Company or another person (and the issue to or conferral on the Trustee of such shares, securities or obligations, including by means of amendment, modifications or variation of the terms of the Securities);

(iii)         the cancellation of the U.K. Bail-in Liability; and/or

(iv)         the amendment or alteration of the amounts due in relation to the U.K. Bail-in Liability, including any interest, if applicable, thereon, the maturity or the dates on which any payments are due, including by suspending payment for a temporary period; and

(b)         the variation of the terms of this Twenty-Fourth Supplemental Indenture, as deemed necessary by the relevant U.K. resolution authority, to give effect to the exercise of U.K. bail-in power by the relevant U.K. resolution authority.

“U.K. Bail-in Liability” means a liability in respect of which the U.K. bail-in power may be exercised.

Section 4.09.                Bail-in Relating to BRRD Party. Notwithstanding any other term of this Twenty-Fourth Supplemental Indenture or any other agreements, arrangements, or understanding between the parties, each counterparty to a BRRD Party under this Twenty-Fourth Supplemental Indenture acknowledges, accepts, and agrees to be bound by:

(a)         the effect of the exercise of Bail-in Powers by the Relevant Resolution Authority in relation to any BRRD Liability of any BRRD Party to it under this Twenty-Fourth Supplemental Indenture, that (without limitation) may include and result in any of the following, or some combination thereof:

(i)         the reduction of all, or a portion, of the BRRD Liability or outstanding amounts due thereon;

(ii)         the conversion of all, or a portion, of the BRRD Liability into shares, other securities or other obligations of the relevant BRRD Party or another person (and the issue to or conferral on it of such shares, securities or obligations);

(iii)         the cancellation of the BRRD Liability;

(iv)         the amendment or alteration of the amounts due in relation to the BRRD Liability, including any interest, if applicable, thereon, the maturity or the dates on which any payments are due, including by suspending payment for a temporary period; and

(b)         the variation of the terms of this Twenty-Fourth Supplemental Indenture, as deemed necessary by the Relevant Resolution Authority, to give effect to the exercise of Bail-in Powers by the Relevant Resolution Authority.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Twenty-Fourth Supplemental Indenture to be duly executed as of the date first written above.

LLOYDS BANKING GROUP PLC

By:	/s/ Kristofer Middleton
	Name:	Kristofer Middleton
	Title:	Head of Capital Markets

[Signature Page to Supplemental Indenture]

THE BANK OF NEW YORK MELLON,
acting through its London Branch, as Trustee and as Paying Agent

By:	/s/ Colin Lamb
	Name:	Colin Lamb
	Title:	Authorised signatory

THE BANK OF NEW YORK MELLON
SA/NV, DUBLIN BRANCH, as Senior Debt Security Registrar

By:	/s/ Colin Lamb
	Name:	Colin Lamb
	Title:	Authorised signatory

[Signature Page to Supplemental Indenture]

EXHIBIT A

FORM OF 2032 SENIOR CALLABLE FIXED-TO-FIXED RATE GLOBAL NOTE

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN DEFINITIVE FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

CUSIP No. 53944YBL6
ISIN No. US53944YBL65
Common Code: 346809175

LLOYDS BANKING GROUP plc

5.203% SENIOR CALLABLE FIXED-TO-FIXED RATE NOTE DUE 2032

No. [•]	$[•]

LLOYDS BANKING GROUP plc (herein called the “Company,” which term includes any successor person under the Indenture (as defined on the reverse hereof)), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of [●] ([●] Dollars) on August 17, 2032 (the “Maturity Date”) or on such earlier date as the principal hereof may become due in accordance with the terms hereof and to pay interest thereon (i) from, and including, the date of issuance hereof to, but excluding, August 17, 2031, semi-annually in arrears on the Fixed Rate Interest Payment Dates (as defined on the reverse hereof) and (ii) from, and including, August 17, 2031 to, but excluding, August 17, 2032, semi-annually in arrears on the Reset Rate Interest Payment Dates (as defined in the reverse hereof). Interest so payable on any Interest Payment Date (as defined on the reverse hereof) shall be paid to the Holder in whose name this Security is registered on the 15th calendar day immediately preceding the relevant Interest Payment Date, whether or not such day is a Business Day, as defined in the Indenture (each a “Regular Record Date”). If (i) the Company fails to pay any installment of interest on this Security on or before its Interest Payment Date and such failure continues for 14 days or (ii) the Company fails to pay all or any part of the principal of this Security on any date on which such principal shall otherwise have become due and payable, whether upon redemption or otherwise, and such failure continues for seven days (each of (i) and (ii), a “Default”), the Trustee may commence a proceeding for the winding up of the Company, provided that the Trustee may not, upon the occurrence of a Default, declare the principal amount of any of the Outstanding Securities to be due and payable.

As set forth on the reverse hereof, interest shall accrue on this Security from day to day from the date of issuance hereof until the principal amount hereof is paid or made available for payment.

Payments of interest on this Security shall be computed on the basis of a 360-day year divided into twelve months of 30 days each and, in the case of an incomplete month, the actual number of days elapsed in such period.

Payment of the principal amount of (and premium, if any) and any interest on, this Security will be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Such payment shall be made to the Holder including through a Paying Agent of the Company. If the date for payment of the principal amount hereof (and premium, if any) or interest thereon is not a Business Day, then (subject as provided in the Indenture) such payment shall be made on the next succeeding Business Day with the same force and effect as if made on such date for payment and without any interest or other payment in respect of such delay.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner of such Security for the purpose of receiving payment of principal and interest, if any, on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual or electronic signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

Notwithstanding any other agreements, arrangements, or understandings between the Company and any Holder or beneficial owner of this Security, by purchasing or acquiring this Security, each Holder (including each beneficial owner) of this Security acknowledges, accepts, agrees to be bound by and consents to the exercise of any U.K. bail-in power by the relevant U.K. resolution authority that may result in (i) the reduction or cancellation of all, or a portion, of the principal amount of, or interest on, the Securities; (ii) the conversion of all, or a portion, of the principal amount of, or interest on, the Securities into shares or other securities or other obligations of the Company or another person (and the issue to or conferral on the holder of such shares, securities or obligations, including by means of amendment, modification or variation of the terms of the Securities); and/or (iii) the amendment or alteration of the maturity of the Securities, or amendment of the amount of interest due on the Securities, or the dates on which interest becomes payable, including by suspending payment for a temporary period; any U.K. bail-in power may be exercised by means of variation of the terms of the Securities solely to give effect to the exercise by the relevant U.K. resolution authority of such U.K. bail-in power. With respect to (i), (ii) and (iii) above, references to principal and interest shall include payments of principal and interest that have become due and payable (including principal that has become due and payable at the maturity date), but which have not been paid, prior to the exercise of any U.K. bail-in power. Each Holder and each beneficial owner of the Securities further acknowledges and agrees that the rights of the Holders and/or beneficial owners under the Securities are subject to, and will be varied, if necessary, solely to give effect to, the exercise of any U.K. bail-in power by the relevant U.K. resolution authority.

For these purposes, a “U.K. bail-in power” is any write-down, conversion, transfer, modification, moratorium and/or suspension power existing from time to time under any laws, regulations, rules or requirements relating to the resolution of financial holding companies, mixed financial holding companies, banks, banking group companies, credit institutions and/or investment firms incorporated in the United Kingdom in effect and applicable in the United Kingdom to the Company or other members of the Group, including but not limited to any such laws, regulations, rules or requirements which are implemented, adopted or enacted in the United Kingdom within the context of the U.K. resolution regime under the Banking Act 2009 as the same has been or may be amended from time to time (whether pursuant to the U.K. Financial Services (Banking Reform) Act 2013, secondary legislation or otherwise) and/or the Loss Absorption Regulations, pursuant to which obligations of a bank, banking group company, credit institution or investment firm or any of its affiliates can be reduced, canceled, modified, transferred and/or converted into shares or other securities or obligations of the obligor or any other person (or suspended for a temporary period) or pursuant to which any right in a contract governing such obligations may be deemed to have been exercised. A reference to the “relevant U.K. resolution authority” is to any authority with the ability to exercise a U.K. bail-in power.

[The rest of this page is intentionally left blank]

IN WITNESS WHEREOF, the Company has caused this Security to be duly executed.

Dated:

LLOYDS BANKING GROUP PLC

Name:
Title:

[Global Note Signature Page]

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.

Dated:

THE BANK OF NEW YORK MELLON,
acting through its London Branch, as Trustee

By:
Authorized Signatory

[Global Note Signature Page]

[REVERSE OF SECURITY]

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”) issued and to be issued in one or more series under a Senior Debt Securities Indenture, dated as of July 6, 2010, as amended by the First Supplemental Indenture dated as of July 6, 2016 (herein called the “Senior Indenture”), among the Company, as issuer, and The Bank of New York Mellon, acting through its London Branch as trustee (herein called the “Trustee,” which term includes any successor trustee under the Senior Indenture), as supplemented by the Twenty-Fourth Supplemental Indenture dated as of August 17, 2026, among the Company, the Trustee, The Bank of New York Mellon, acting through its London Branch, as paying agent (herein called the “Paying Agent”) and The Bank of New York Mellon SA/NV, Dublin Branch, as Senior Debt Security Registrar (the “Twenty-Fourth Supplemental Indenture”, and, together with the Senior Indenture, the “Indenture”) to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.

This Security is one of the series designated on the face hereof, initially limited in aggregate principal amount to $1,250,000,000. The Company may, without the consent of the Holders of the Securities, issue additional notes having the same ranking and interest rate, maturity date, redemption terms and other terms as the Securities except for the price to the public, issue date and first interest payment date, provided that such additional notes issued with the same CUSIP, Common Code and/or ISIN number or numbers as the outstanding Securities must be fungible with the outstanding Securities for U.S. federal income tax purposes. Any such Securities, together with this Security, will constitute a single series of securities under the Indenture. The Securities will initially be issued in the form of one or more global Securities (each, a “Global Security”). Except as provided in the Indenture, a Global Security shall not be exchangeable for one or more definitive Securities.

The Securities of this series will constitute direct, unconditional, unsecured and unsubordinated obligations of the Company, as described herein, and will rank pari passu and without any preference among themselves and at least pari passu with all of the Company’s other outstanding unsecured and unsubordinated obligations, present and future subject to such exceptions as may be provided by mandatory provisions of applicable law.

During the period from, and including, August 17, 2026 to, but excluding, August 17, 2031 (the “Initial Fixed Rate Period”), interest shall accrue from the Issue Date at a fixed rate of 5.203% per annum. Interest accrued during the Initial Fixed Rate Period shall be payable semi-annually in arrears on February 17 and August 17 of each year (each, a “Fixed Rate Interest Payment Date”), commencing on February 17, 2027.

During the period from, and including, August 17, 2031 (the “Reset Date”) to, but excluding, August 17, 2032 (the “Reset Fixed Rate Period”), interest shall accrue at a fixed annual rate equal to the applicable U.S. Treasury Rate (as defined below) as determined by the Calculation Agent (as defined below) on the Reset Determination Date (as defined below), plus 80 basis points (0.800%). Interest accrued on the Securities during the Reset Fixed Rate Period will be payable semi-annually in arrears on February 17, 2032 and August 17, 2032 (each a “Reset Rate Interest Payment Date”, and together with the Fixed Rate Interest Payment Dates, the “Interest Payment Dates”).

Interest during the Initial Fixed Rate Period shall be calculated on the basis of a 360-day year divided into twelve months of 30 days each and, in the case of an incomplete month, on the basis of the actual number of days elapsed in such period. If any scheduled Fixed Rate Interest Payment Date, redemption date or Maturity Date is not a Business Day, the Company shall pay interest and principal, as applicable, on the next Business Day, but interest on that payment shall not accrue during the period from and after such scheduled Fixed Rate Interest Payment Date, redemption date or Maturity Date.

Interest during the Reset Fixed Rate Period shall be calculated on the basis of a 360-day year consisting of twelve 30-day months and, in the case of an incomplete month, on the basis of the actual number of days elapsed in such period. The interest rate during the Reset Fixed Rate Period will be reset on the Reset Determination Date. If any scheduled Reset Rate Interest Payment Date, redemption date or Maturity Date is not a Business Day, interest and principal, as applicable, will be paid on the next Business Day, but interest on that payment will not accrue during the period from and after such scheduled Reset Rate Interest Payment Date, redemption date or Maturity Date.

“Comparable Treasury Issue” means, with respect to the Reset Fixed Rate Period, the U.S. Treasury security or securities selected by the Company with a maturity date on or about the last day of the Reset Fixed Rate Period and that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities denominated in Dollars and having a maturity of one year.

“Comparable Treasury Price” means, with respect to the Reset Date, (i) the arithmetic average of the Reference Treasury Dealer Quotations for the Reset Date (calculated by the Calculation Agent on the Reset Determination Date preceding the Reset Date), after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (ii) if fewer than five such Reference Treasury Dealer Quotations are received by the Company, the arithmetic average of all such quotations, or (iii) if fewer than two such Reference Treasury Dealer Quotations are received by the Company, then such Reference Treasury Dealer Quotations as quoted in writing to the Company by a Reference Treasury Dealer.

“Reference Treasury Dealer” means each of up to five banks selected by the Company, or the affiliates of such banks, which are (i) primary U.S. Treasury securities dealers, and their respective successors, or (ii) market makers in pricing corporate bond issues denominated in Dollars.

“Reference Treasury Dealer Quotations” means with respect to each Reference Treasury Dealer and the Reset Date, the bid and offered prices obtained by the Company for the applicable Comparable Treasury Issue, expressed in each case as a percentage of its principal amount, at 11:00 a.m. (New York City time), on the Reset Determination Date.

“Reset Determination Date” means the second Business Day immediately preceding the Reset Date.

“U.S. Treasury Rate” means, with respect to the Reset Date, the rate per annum equal to: (1) the arithmetic average of the yields on actively traded U.S. Treasury securities adjusted to constant maturity for the maturity of one year (“Yields”), for the five consecutive business days immediately prior to the Reset Determination Date and appearing under the caption “Treasury constant maturities” on the Reset Determination Date as of 5:00 p.m. (New York City time), in the applicable most recently published statistical release designated “H.15 Daily Update”, or any successor publication that is published by the Board of Governors of the Federal Reserve System that establishes yields on actively traded U.S. Treasury securities adjusted to constant maturity, under the caption “Treasury Constant Maturities”, for the maturity of one year; provided that if the Yield is not available through such release (or successor publication) for any relevant business day, then the arithmetic average will be determined based on the Yields for the remaining business days during the five business day period described above (provided further that if the Yield is available for only a single business day during such five business day period, the “U.S. Treasury Rate” will mean the single-day Yield for such day); or (2) if such release (or any successor release) is not published during the week immediately prior to the Reset Determination Date or does not contain such yields, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for the Reset Date.

If the U.S. Treasury Rate cannot be determined, for whatever reason, as described under (1) or (2) above, “U.S. Treasury Rate” means the rate in percentage per annum as notified by the Calculation Agent to the Company equal to the last reported Yield on U.S. Treasury securities having a maturity of one year based on information appearing in the most recently published statistical release designated “H.15 Daily Update” (or any successor publication by the Board of Governors of the Federal Reserve System and that establishes yields on actively traded U.S. Treasury securities) as of 5:00 p.m. (New York City time) on the Reset Determination Date.

The U.S. Treasury Rate shall be determined by The Bank of New York Mellon, London Branch as calculation agent (the “Calculation Agent”).

All calculations of the Calculation Agent, in the absence of manifest error, shall be conclusive for all purposes and binding on the Company, the Trustee, the Paying Agent and on the Holders of the Securities.

All percentages resulting from any of the above calculations shall be rounded, if necessary, to the nearest one hundred thousandth of a percentage point, with five one-millionths of a percentage point rounded upwards (e.g., 9.876545% (or .09876545) being rounded to 9.87655% (or .0987655)) and all Dollar amounts used in or resulting from such calculations shall be rounded to the nearest cent (with one-half cent being rounded upwards).

The interest rate on the Securities during the Reset Fixed Rate Period will in no event be higher than the maximum rate permitted by law or lower than 0.00% per annum.

By its acquisition of Securities or an interest therein, each holder and beneficial owner of Securities and each subsequent holder and beneficial owner waives any and all claims in law and/or equity against the Trustee, the Calculation Agent or any paying agent for, agrees not to initiate a suit against the Trustee, the Calculation Agent and any paying agent in respect of, and agrees that none of the Trustee, the Calculation Agent or any paying agent will be liable for, any action that the Trustee, the Calculation Agent or any paying agent, as the case may be, takes, or abstains from taking, in each case in accordance herewith or any losses suffered in connection therewith.

Subject to Section 11.11 of the Indenture and on at least 5 Business Days but no more than 30 Business Days’ prior written notice delivered to the Holders of the Securities (with a copy to the Trustee), the Company may in its sole discretion (but subject to, if and to the extent then required by the Relevant Regulator or the Loss Absorption Regulations, the Company giving notice to the Relevant Regulator and the Relevant Regulator granting the Company permission) redeem the Securities, in whole, but not in part, on August 17, 2031 at a redemption price equal to 100% of the principal amount of the Securities being redeemed plus accrued and unpaid interest thereon, if any, to, but excluding, the date of redemption.

If an Event of Default with respect to the Securities of this series shall have occurred and be continuing, the Trustee or the Holder or Holders of not less than 25% in aggregate principal amount of the Outstanding Securities of this series may declare the principal amount of, and any accrued interest on and any Additional Amounts on, all the Securities to be due and payable immediately, in the manner, with the effect and subject to the conditions provided in the Indenture.

Except as otherwise provided in Article 5 of the Indenture, during the continuance of an Event of Default, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of Holders of Securities by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in the Indenture or in aid of the exercise of any power granted herein, or to enforce any other legal or equitable right vested in the Trustee by the Indenture or by law, provided, however, that the Company shall not, as a result of the bringing of such judicial proceedings, be required to pay any amount representing or measured by reference to the principal of, or any interest on, the Securities prior to any date on which the principal of, or any interest on, the Securities would have otherwise been payable by the Company.

If a Default occurs, the Trustee may commence a proceeding for the winding-up of the Company and/or prove in a winding-up of the Company, provided that the Trustee may not, upon the occurrence of a Default, (except in such winding-up, in accordance with Section 5.01 of the Indenture) declare the principal amount of any of the Outstanding Securities to be due and payable.

Failure to make any payment in respect of this Security shall not be a Default if such payment is withheld or refused and an Opinion of Counsel is delivered to the Trustee concluding that such sums were not paid in order to comply with any fiscal or other law or regulation or with the order of any court of competent jurisdiction, provided, however, that the Trustee may by notice to the Company require the Company to take such action (including but not limited to proceedings for a declaration by a court of competent jurisdiction) as the Trustee may be advised in an Opinion of Counsel, upon which opinion the Trustee may conclusively rely, is appropriate and reasonable in the circumstances to resolve such doubt, in which case the Company shall forthwith take and expeditiously proceed with such action and shall be bound by any final resolution of the doubt resulting therefrom. If any such action results in a determination that the relevant payment can be made without violating any applicable law, regulation or order then the provisions of the preceding sentence shall cease to have effect and the payment shall become due and payable on the expiration of 14 days (in the case of payments under Section 5.03(a) of the Indenture) or seven days (in the case of payments under Section 5.03(b) of the Indenture) after the Trustee gives written notice to the Company informing it of such resolution.

Subject to applicable law, no Holder may exercise or claim any right of set-off, counterclaim, combination of accounts, compensation or retention in respect of any amount owed to it by the Company arising under or in connection with the Securities. The Holders of Securities by their acceptance thereof will be deemed to have waived any right of set-off, counterclaim, combination of accounts, compensation and retention with respect to the Securities or the Senior Indenture (or between the obligations under or in respect of the Securities and any liability owed by a Holder to the Company) that they might otherwise have against the Company.

No remedy against the Company other than as referred to in Article 5 of the Indenture shall be available to the Trustee (on behalf of the Holders) or the Holders, whether for the recovery of amounts owing in respect of the Securities or under the Indenture or in respect of any breach by the Company of any of its other obligations under or in respect of the Securities or under the Indenture, except that the Trustee and the Holders shall have such rights and powers as they are required to have under the Trust Indenture Act.

Amounts to be paid on the Securities of this series will be made without deduction or withholding for, or on account of, any and all present and future income, stamp and other taxes, levies, imposts, duties, charges or fees imposed, levied, collected, withheld or assessed by or on behalf of the United Kingdom or any political subdivision or authority thereof or therein having the power to tax (the “Taxing Jurisdiction”), unless such deduction or withholding is required by law. If at any time a Taxing Jurisdiction requires the Company to make such deduction or withholding, the Company will pay additional amounts with respect to interest only on the Securities of this series (“Additional Amounts”) that are necessary in order that the net amounts of interest paid to the Holders, after the deduction or withholding, shall equal the amounts of interest only which would have been payable on the Securities if the deduction or withholding had not been required. However, this will not apply to any such tax, levy, impost, duty, charge or fee, which would not have been deducted or withheld but for the fact that:

(i) the Holder or the beneficial owner of a Security is a domiciliary, national or resident of, or engaging in business or maintaining a permanent establishment or is physically present in, the Taxing Jurisdiction or otherwise has some connection with the Taxing Jurisdiction other than the holding or ownership of a Security, or the collection of any payment of (or in respect of) principal of, or interest or other payments on, any Security,

(ii) except in the case of winding-up in the United Kingdom, the relevant Security is presented (where presentation is required) for payment in the United Kingdom,

(iii) the relevant Security is presented (where presentation is required) for payment more than 30 days after the date payment became due or was provided for, whichever is later, except to the extent that the Holder would have been entitled to the Additional Amounts on presenting the same for payment at the close of that 30 day period,

(iv) the Holder or the beneficial owner of the relevant Security or the beneficial owner of any payment of (or in respect of) principal of, or interest or other payments on, the Security failed to comply with a request of the Company or its liquidator or other authorized person addressed to the Holder (x) to provide information concerning the nationality, residence or identity of the Holder or such beneficial owner or (y) to make any declaration or other similar claim to satisfy any requirement, which in the case of (x) or (y), is required or imposed by a statute, treaty, regulation or administrative practice of the Taxing Jurisdiction as a precondition to exemption from all or part of the tax, levy, impost, duty, charge or fee,

(v) the deduction or withholding is imposed by reason of any agreement with the U.S. Internal Revenue Service in connection with Sections 1471-1474 of the U.S. Internal Revenue Code and the U.S. Treasury regulations thereunder (“FATCA”), any intergovernmental agreement between the United States and the United Kingdom or any other jurisdiction with respect to FATCA, or any law, regulation or other official guidance enacted or issued in any jurisdiction implementing, or relating to, FATCA or any intergovernmental agreement; or

(vi) any combination of clauses (i) through (v) above,

nor shall Additional Amounts be paid with respect to interest only on the Securities to any Holder who is a fiduciary or partnership or any person other than the sole beneficial owner of such payment to the extent such payment would be required by the laws of any Taxing Jurisdiction to be included in the income for tax purposes of a beneficiary or partner or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner who would not have been entitled to such Additional Amounts, had it been the Holder. With respect to any deduction or withholding made by any of the Company, the Trustee, the Paying Agent or another withholding agent from any amount payable on, or in respect of, the Securities in the events described in clauses (i) through (vi) above, the amounts so deducted or withheld shall be treated as having been paid to the holder of the Securities, and no additional amounts will be paid on account of any such deduction or withholding. None of the Company, the Trustee, the Paying Agent or another withholding agent shall have any liability in connection with their compliance with any such withholding obligation under applicable law.

References herein to the payment of interest on the Securities shall be deemed to include mention of the payment of Additional Amounts provided for in the foregoing paragraph to the extent that, in such context, Additional Amounts are, were or would be payable under the foregoing provisions.

In addition to the Company’s right to redeem the Securities on August 17, 2031, the Securities of this series are redeemable, as a whole but not in part, at the option of the Company (subject to, if and to the extent required by the Relevant Regulator or the Loss Absorption Regulations, the Company giving notice to the Relevant Regulator and the Relevant Regulator granting the Company permission), on not less than 30 nor more than 60 days’ notice, on any Payment Date, at a redemption price equal to 100% of the principal amount, together with accrued but unpaid interest thereon, if any, in respect of the Securities to the date fixed for redemption, if, at any time, the Company shall determine that as a result of a change in or amendment to the laws or regulations of the Taxing Jurisdiction (including any treaty to which such Taxing Jurisdiction is a party), or any change in the application or interpretation of such laws or regulations (including a decision of any court or tribunal) which change or amendment becomes effective on or after August 17, 2026:

(a) in making payment under the Securities the Company has or will or would on the next Payment Date become obligated to pay Additional Amounts;

(b) the payment of interest on the next Payment Date in respect of the Securities would be treated as a “distribution” within the meaning of Chapter 2 of Part 23 of the Corporation Tax Act 2010 of the United Kingdom (or any statutory modification or re-enactment thereof for the time being); or

(c) on the next Payment Date the Company would not be entitled to claim a deduction in respect of such payment of interest in computing its United Kingdom taxation liabilities (or the value of such deduction to the Company would be materially reduced).

In any case where the Company shall determine that, in accordance with Section 11.08 of the Senior Indenture, it is entitled to redeem the Securities of this series, the Company shall be required to deliver to the Trustee prior to the giving of any notice of redemption (i) a written legal opinion of independent United Kingdom counsel of recognized standing (selected by the Company) in a form satisfactory to the Trustee confirming that the relevant change or amendment has occurred and that the Company is entitled to exercise its right of redemption and (ii) an Officer’s Certificate, evidencing compliance with such provisions and stating that the Company is entitled to redeem the Securities pursuant to the terms of the Securities.

The Company may, at the Company’s option (but subject to, if and to the extent then required by the Relevant Regulator or the Loss Absorption Regulations, the Company giving notice to the Relevant Regulator and the Relevant Regulator granting the Company permission), having given not less than 15 nor more than 30 days’ notice to holders, redeem all but not some only of the Securities outstanding at any time at 100% of their principal amount together with accrued but unpaid interest thereon, if any, to the date of redemption, if immediately prior to the giving of the notice referred to above, the Company delivers to the Trustee an Officer’s Certificate stating that a Loss Absorption Disqualification Event has occurred. Any redemption or purchase of Securities (other than redemption on the relevant maturity date), and any modification to the terms of the Securities or any indenture relating thereto, is subject to, if and to the extent then required by the Relevant Regulator or the Loss Absorption Regulations, the Company giving notice to the Relevant Regulator and the Relevant Regulator granting the Company permission therefor and otherwise to compliance with the Loss Absorption Regulations if and to the extent then required thereunder. The Trustee shall be entitled to accept such Officer’s Certificate without any further inquiry and without liability to any person, in which event such Officer’s Certificate shall be conclusive and binding on the Trustee and the Holders and beneficial owners.

If the Company elects to redeem the Securities of this series, the Securities will cease to accrue interest from the date of redemption, provided the redemption price has been paid in accordance with the Indenture.

Upon payment of (i) the amount of principal (and premium, if any) so declared due and payable and (ii) accrued and unpaid interest, all of the Company’s obligations in respect of the payment of the principal of (and premium, if any), and accrued and unpaid interest on, the Securities of this series shall terminate.

Notwithstanding any other agreements, arrangements, or understandings between the Company and any Holder or beneficial owner of the Securities, by purchasing or acquiring the Securities each Holder (including each beneficial owner) of the Securities acknowledges, accepts, agrees to be bound by and consents to the exercise of any U.K. bail-in power by the relevant U.K. resolution authority that may result in (i) the reduction or cancellation of all, or a portion, of the principal amount of, or interest on, the Securities; (ii) the conversion of all, or a portion, of the principal amount of, or interest on, the Securities into shares or other securities or other obligations of the Company or another person (and the issue to or conferral on the holder of such shares, securities or obligations, including by means of amendment, modification or variation of the terms of the Securities); and/or (iii) the amendment or alteration of the maturity of the Securities, or amendment of the amount of interest due on the Securities, or the dates on which interest becomes payable, including by suspending payment for a temporary period; any U.K. bail-in power may be exercised by means of variation of the terms of the Securities solely to give effect to the exercise by the relevant U.K. resolution authority of such U.K. bail-in power. With respect to (i), (ii) and (iii) above, references to principal and interest shall include payments of principal and interest that have become due and payable (including principal that has become due and payable at the maturity date), but which have not been paid, prior to the exercise of any U.K. bail-in power. Each Holder and each beneficial owner of the Securities further acknowledges and agrees that the rights of the Holders and/or beneficial owners under the Securities are subject to, and will be varied, if necessary, solely to give effect to, the exercise of any U.K. bail-in power by the relevant U.K. resolution authority.

By purchasing or acquiring the Securities, each Holder and each beneficial owner of the Securities:

(i) acknowledges and agrees that no exercise of the U.K. bail-in power by the relevant U.K. resolution authority in respect of the Securities shall give rise to a default or an Event of Default for purposes of Section 315(b) (Notice of Default) and Section 315(c) (Duties of the Trustee in Case of Default) of the Trust Indenture Act;

(ii) to the extent permitted by the Trust Indenture Act, waives any and all claims against the Trustee for, agrees not to initiate a suit against the Trustee in respect of, and agrees that the Trustee shall not be liable for, any action that the Trustee takes, or abstains from taking, in either case in accordance with the exercise of the U.K. bail-in power by the relevant U.K. resolution authority with respect to the Securities; and

(iii) acknowledges and agrees that, upon the exercise of any U.K. bail-in power by the relevant U.K. resolution authority, (a) the Trustee shall not be required to take any further directions from Holders or beneficial owners of the Securities under Section 5.12 of the Senior Indenture, and (b) neither the Senior Indenture nor the Twenty-Fourth Supplemental Indenture shall impose any duties upon the Trustee whatsoever with respect to the exercise of any U.K. bail-in power by the relevant U.K. resolution authority. Notwithstanding the foregoing, if, following the completion of the exercise of the U.K. bail-in power by the relevant U.K. resolution authority, any of the Securities remain outstanding (for example, if the exercise of the U.K. bail-in power results in only a partial write-down of the principal of the Securities), then the Trustee’s duties under the Indenture shall remain applicable with respect to the Securities following such completion to the extent that the Company and the Trustee shall agree pursuant to a supplemental indenture or an amendment to the Twenty-Fourth Supplemental Indenture, unless the Company and the Trustee agree in writing that a supplemental indenture is not necessary.

Each Holder or beneficial owner that acquires its Securities in the secondary market shall be deemed to acknowledge, agree to be bound by and consent to the same provisions specified in the Indenture to the same extent as the Holders and beneficial owners of the Securities that acquire the Securities upon their initial issuance, including, without limitation, with respect to the acknowledgement and agreement to be bound by and consent to the terms of the Securities, including in relation to the U.K. bail-in power.

By purchasing or acquiring the Securities, each Holder and each beneficial owner shall be deemed to have (i) consented to the exercise of any U.K. bail-in power as it may be imposed without any prior notice by the relevant U.K. resolution authority of its decision to exercise such power with respect to the Securities and (ii) authorized, directed and requested DTC and any direct participant in DTC or other intermediary through which it holds such Securities to take any and all necessary action, if required, to implement the exercise of any U.K. bail-in power with respect to the Securities as it may be imposed, without any further action or direction on the part of such Holder or beneficial owner or the Trustee.

No repayment of the principal amount of the Securities or payment of interest on the Securities shall become due and payable after the exercise of any U.K. bail-in power by the relevant U.K. resolution authority unless, at the time that such repayment or payment, respectively, is scheduled to become due, such repayment or payment would be permitted to be made by the Company under the laws and regulations of the United Kingdom applicable to the Company and the Group.

Neither a reduction or cancellation, in part or in full, of the principal amount of, or interest on, the Securities or the conversion thereof into another security or obligation of the Company or another person, as a result of the exercise of the U.K. bail-in power by the relevant U.K. resolution authority with respect to the Company, nor the exercise of the U.K. bail-in power by the relevant U.K. resolution authority with respect to the Securities will be a Default or an Event of Default for any purpose.

Upon the exercise of the U.K. bail-in power by the relevant U.K. resolution authority with respect to the Securities, the Company shall provide a written notice to DTC as soon as practicable regarding such exercise of the U.K. bail-in power for purposes of notifying Holders of such occurrence. The Company shall also deliver a copy of such notice to the Trustee for information purposes. Any delay or failure by the Company in delivering the notices referred to in this paragraph shall not affect the validity and enforceability of the U.K. bail-in power.

The Company’s obligations to indemnify the Trustee in accordance with Section 6.07 of the Indenture shall survive any exercise of the U.K. bail-in power by the relevant U.K. resolution authority with respect to the Securities.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities to be affected thereby by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of the Securities at the time outstanding of each such series. The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the outstanding Securities, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay, if and when due and payable, the principal of (and premium, if any) and interest on, this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As set forth in, and subject to, the provisions of the Indenture, no Holder of the Securities will have the right to institute any proceeding with respect to the Indenture, this Security or any remedy thereunder; provided, however, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal or interest as and when the same shall have become due and payable in accordance with the terms hereof and the Indenture.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the right of the Holder of this Security, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and interest on, this Security when due and payable in accordance with the provisions of this Security and the Indenture.

This Security is governed by the laws of the State of New York, except for the waiver of set-off provisions relating to the Securities which are governed by and construed in accordance with the laws of Scotland.

Unless otherwise defined herein, all terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

EXHIBIT B

FORM OF 2037 SENIOR CALLABLE FIXED-TO-FIXED RATE GLOBAL NOTE

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN DEFINITIVE FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

CUSIP No. 53944YBM4
ISIN No. US53944YBM49
Common Code: 346809167

LLOYDS BANKING GROUP plc

5.696% SENIOR CALLABLE FIXED-TO-FIXED RATE NOTE DUE 2037

No. [•]	$[•]

LLOYDS BANKING GROUP plc (herein called the “Company,” which term includes any successor person under the Indenture (as defined on the reverse hereof)), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of [●] ([●] Dollars) on August 17, 2037 (the “Maturity Date”) or on such earlier date as the principal hereof may become due in accordance with the terms hereof and to pay interest thereon (i) from, and including, the date of issuance hereof to, but excluding, August 17, 2036, semi-annually in arrears on the Fixed Rate Interest Payment Dates (as defined on the reverse hereof) and (ii) from, and including, August 17, 2036 to, but excluding, August 17, 2037, semi-annually in arrears on the Reset Rate Interest Payment Dates (as defined in the reverse hereof). Interest so payable on any Interest Payment Date (as defined on the reverse hereof) shall be paid to the Holder in whose name this Security is registered on the 15th calendar day immediately preceding the relevant Interest Payment Date, whether or not such day is a Business Day, as defined in the Indenture (each a “Regular Record Date”). If (i) the Company fails to pay any installment of interest on this Security on or before its Interest Payment Date and such failure continues for 14 days or (ii) the Company fails to pay all or any part of the principal of this Security on any date on which such principal shall otherwise have become due and payable, whether upon redemption or otherwise, and such failure continues for seven days (each of (i) and (ii), a “Default”), the Trustee may commence a proceeding for the winding up of the Company, provided that the Trustee may not, upon the occurrence of a Default, declare the principal amount of any of the Outstanding Securities to be due and payable.

As set forth on the reverse hereof, interest shall accrue on this Security from day to day from the date of issuance hereof until the principal amount hereof is paid or made available for payment.

Payments of interest on this Security shall be computed on the basis of a 360-day year divided into twelve months of 30 days each and, in the case of an incomplete month, the actual number of days elapsed in such period.

Payment of the principal amount of (and premium, if any) and any interest on, this Security will be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Such payment shall be made to the Holder including through a Paying Agent of the Company. If the date for payment of the principal amount hereof (and premium, if any) or interest thereon is not a Business Day, then (subject as provided in the Indenture) such payment shall be made on the next succeeding Business Day with the same force and effect as if made on such date for payment and without any interest or other payment in respect of such delay.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner of such Security for the purpose of receiving payment of principal and interest, if any, on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual or electronic signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

Notwithstanding any other agreements, arrangements, or understandings between the Company and any Holder or beneficial owner of this Security, by purchasing or acquiring this Security, each Holder (including each beneficial owner) of this Security acknowledges, accepts, agrees to be bound by and consents to the exercise of any U.K. bail-in power by the relevant U.K. resolution authority that may result in (i) the reduction or cancellation of all, or a portion, of the principal amount of, or interest on, the Securities; (ii) the conversion of all, or a portion, of the principal amount of, or interest on, the Securities into shares or other securities or other obligations of the Company or another person (and the issue to or conferral on the holder of such shares, securities or obligations, including by means of amendment, modification or variation of the terms of the Securities); and/or (iii) the amendment or alteration of the maturity of the Securities, or amendment of the amount of interest due on the Securities, or the dates on which interest becomes payable, including by suspending payment for a temporary period; any U.K. bail-in power may be exercised by means of variation of the terms of the Securities solely to give effect to the exercise by the relevant U.K. resolution authority of such U.K. bail-in power. With respect to (i), (ii) and (iii) above, references to principal and interest shall include payments of principal and interest that have become due and payable (including principal that has become due and payable at the maturity date), but which have not been paid, prior to the exercise of any U.K. bail-in power. Each Holder and each beneficial owner of the Securities further acknowledges and agrees that the rights of the Holders and/or beneficial owners under the Securities are subject to, and will be varied, if necessary, solely to give effect to, the exercise of any U.K. bail-in power by the relevant U.K. resolution authority.

For these purposes, a “U.K. bail-in power” is any write-down, conversion, transfer, modification, moratorium and/or suspension power existing from time to time under any laws, regulations, rules or requirements relating to the resolution of financial holding companies, mixed financial holding companies, banks, banking group companies, credit institutions and/or investment firms incorporated in the United Kingdom in effect and applicable in the United Kingdom to the Company or other members of the Group, including but not limited to any such laws, regulations, rules or requirements which are implemented, adopted or enacted in the United Kingdom within the context of the U.K. resolution regime under the Banking Act 2009 as the same has been or may be amended from time to time (whether pursuant to the U.K. Financial Services (Banking Reform) Act 2013, secondary legislation or otherwise) and/or the Loss Absorption Regulations, pursuant to which obligations of a bank, banking group company, credit institution or investment firm or any of its affiliates can be reduced, canceled, modified, transferred and/or converted into shares or other securities or obligations of the obligor or any other person (or suspended for a temporary period) or pursuant to which any right in a contract governing such obligations may be deemed to have been exercised. A reference to the “relevant U.K. resolution authority” is to any authority with the ability to exercise a U.K. bail-in power.

[The rest of this page is intentionally left blank]

IN WITNESS WHEREOF, the Company has caused this Security to be duly executed.

Dated:

LLOYDS BANKING GROUP PLC

Name:
Title:

[Global Note Signature Page]

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.

Dated:

THE BANK OF NEW YORK MELLON,
acting through its London Branch, as Trustee

By:
Authorized Signatory

[Global Note Signature Page]

[REVERSE OF SECURITY]

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”) issued and to be issued in one or more series under a Senior Debt Securities Indenture, dated as of July 6, 2010, as amended by the First Supplemental Indenture dated as of July 6, 2016 (herein called the “Senior Indenture”), among the Company, as issuer, and The Bank of New York Mellon, acting through its London Branch as trustee (herein called the “Trustee,” which term includes any successor trustee under the Senior Indenture), as supplemented by the Twenty-Fourth Supplemental Indenture dated as of August 17, 2026, among the Company, the Trustee, The Bank of New York Mellon, acting through its London Branch, as paying agent (herein called the “Paying Agent”) and The Bank of New York Mellon SA/NV, Dublin Branch, as Senior Debt Security Registrar (the “Twenty-Fourth Supplemental Indenture”, and, together with the Senior Indenture, the “Indenture”) to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.

This Security is one of the series designated on the face hereof, initially limited in aggregate principal amount to $1,250,000,000. The Company may, without the consent of the Holders of the Securities, issue additional notes having the same ranking and interest rate, maturity date, redemption terms and other terms as the Securities except for the price to the public, issue date and first interest payment date, provided that such additional notes issued with the same CUSIP, Common Code and/or ISIN number or numbers as the outstanding Securities must be fungible with the outstanding Securities for U.S. federal income tax purposes. Any such Securities, together with this Security, will constitute a single series of securities under the Indenture. The Securities will initially be issued in the form of one or more global Securities (each, a “Global Security”). Except as provided in the Indenture, a Global Security shall not be exchangeable for one or more definitive Securities.

The Securities of this series will constitute direct, unconditional, unsecured and unsubordinated obligations of the Company, as described herein, and will rank pari passu and without any preference among themselves and at least pari passu with all of the Company’s other outstanding unsecured and unsubordinated obligations, present and future subject to such exceptions as may be provided by mandatory provisions of applicable law.

During the period from, and including, August 17, 2026 to, but excluding, August 17, 2036 (the “Initial Fixed Rate Period”), interest shall accrue from the Issue Date at a fixed rate of 5.696% per annum. Interest accrued during the Initial Fixed Rate Period shall be payable semi-annually in arrears on February 17 and August 17 of each year (each, a “Fixed Rate Interest Payment Date”), commencing on February 17, 2027.

During the period from, and including, August 17, 2036 (the “Reset Date”) to, but excluding, August 17, 2037 (the “Reset Fixed Rate Period”), interest shall accrue at a fixed annual rate equal to the applicable U.S. Treasury Rate (as defined below) as determined by the Calculation Agent (as defined below) on the Reset Determination Date (as defined below), plus 100 basis points (1.000%). Interest accrued on the Securities during the Reset Fixed Rate Period will be payable semi-annually in arrears on February 17, 2037 and August 17, 2037 (each a “Reset Rate Interest Payment Date”, and together with the Fixed Rate Interest Payment Dates, the “Interest Payment Dates”).

Interest during the Initial Fixed Rate Period shall be calculated on the basis of a 360-day year divided into twelve months of 30 days each and, in the case of an incomplete month, on the basis of the actual number of days elapsed in such period. If any scheduled Fixed Rate Interest Payment Date, redemption date or Maturity Date is not a Business Day, the Company shall pay interest and principal, as applicable, on the next Business Day, but interest on that payment shall not accrue during the period from and after such scheduled Fixed Rate Interest Payment Date, redemption date or Maturity Date.

Interest during the Reset Fixed Rate Period shall be calculated on the basis of a 360-day year consisting of twelve 30-day months and, in the case of an incomplete month, on the basis of the actual number of days elapsed in such period. The interest rate during the Reset Fixed Rate Period will be reset on the Reset Determination Date. If any scheduled Reset Rate Interest Payment Date, redemption date or Maturity Date is not a Business Day, interest and principal, as applicable, will be paid on the next Business Day, but interest on that payment will not accrue during the period from and after such scheduled Reset Rate Interest Payment Date, redemption date or Maturity Date.

“Comparable Treasury Issue” means, with respect to the Reset Fixed Rate Period, the U.S. Treasury security or securities selected by the Company with a maturity date on or about the last day of the Reset Fixed Rate Period and that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities denominated in Dollars and having a maturity of one year.

“Comparable Treasury Price” means, with respect to the Reset Date, (i) the arithmetic average of the Reference Treasury Dealer Quotations for the Reset Date (calculated by the Calculation Agent on the Reset Determination Date preceding the Reset Date), after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (ii) if fewer than five such Reference Treasury Dealer Quotations are received by the Company, the arithmetic average of all such quotations, or (iii) if fewer than two such Reference Treasury Dealer Quotations are received by the Company, then such Reference Treasury Dealer Quotations as quoted in writing to the Company by a Reference Treasury Dealer.

“Reference Treasury Dealer” means each of up to five banks selected by the Company, or the affiliates of such banks, which are (i) primary U.S. Treasury securities dealers, and their respective successors, or (ii) market makers in pricing corporate bond issues denominated in Dollars.

“Reference Treasury Dealer Quotations” means with respect to each Reference Treasury Dealer and the Reset Date, the bid and offered prices obtained by the Company for the applicable Comparable Treasury Issue, expressed in each case as a percentage of its principal amount, at 11:00 a.m. (New York City time), on the Reset Determination Date.

“Reset Determination Date” means the second Business Day immediately preceding the Reset Date.

“U.S. Treasury Rate” means, with respect to the Reset Date, the rate per annum equal to: (1) the arithmetic average of the yields on actively traded U.S. Treasury securities adjusted to constant maturity for the maturity of one year (“Yields”), for the five consecutive business days immediately prior to the Reset Determination Date and appearing under the caption “Treasury constant maturities” on the Reset Determination Date as of 5:00 p.m. (New York City time), in the applicable most recently published statistical release designated “H.15 Daily Update”, or any successor publication that is published by the Board of Governors of the Federal Reserve System that establishes yields on actively traded U.S. Treasury securities adjusted to constant maturity, under the caption “Treasury Constant Maturities”, for the maturity of one year; provided that if the Yield is not available through such release (or successor publication) for any relevant business day, then the arithmetic average will be determined based on the Yields for the remaining business days during the five business day period described above (provided further that if the Yield is available for only a single business day during such five business day period, the “U.S. Treasury Rate” will mean the single-day Yield for such day); or (2) if such release (or any successor release) is not published during the week immediately prior to the Reset Determination Date or does not contain such yields, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for the Reset Date.

If the U.S. Treasury Rate cannot be determined, for whatever reason, as described under (1) or (2) above, “U.S. Treasury Rate” means the rate in percentage per annum as notified by the Calculation Agent to the Company equal to the last reported Yield on U.S. Treasury securities having a maturity of one year based on information appearing in the most recently published statistical release designated “H.15 Daily Update” (or any successor publication by the Board of Governors of the Federal Reserve System and that establishes yields on actively traded U.S. Treasury securities) as of 5:00 p.m. (New York City time) on the Reset Determination Date.

The U.S. Treasury Rate shall be determined by The Bank of New York Mellon, London Branch as calculation agent (the “Calculation Agent”).

All calculations of the Calculation Agent, in the absence of manifest error, shall be conclusive for all purposes and binding on the Company, the Trustee, the Paying Agent and on the Holders of the Securities.

All percentages resulting from any of the above calculations shall be rounded, if necessary, to the nearest one hundred thousandth of a percentage point, with five one-millionths of a percentage point rounded upwards (e.g., 9.876545% (or .09876545) being rounded to 9.87655% (or .0987655)) and all Dollar amounts used in or resulting from such calculations shall be rounded to the nearest cent (with one-half cent being rounded upwards).

The interest rate on the Securities during the Reset Fixed Rate Period will in no event be higher than the maximum rate permitted by law or lower than 0.00% per annum.

By its acquisition of Securities or an interest therein, each holder and beneficial owner of Securities and each subsequent holder and beneficial owner waives any and all claims in law and/or equity against the Trustee, the Calculation Agent or any paying agent for, agrees not to initiate a suit against the Trustee, the Calculation Agent and any paying agent in respect of, and agrees that none of the Trustee, the Calculation Agent or any paying agent will be liable for, any action that the Trustee, the Calculation Agent or any paying agent, as the case may be, takes, or abstains from taking, in each case in accordance herewith or any losses suffered in connection therewith.

Subject to Section 11.11 of the Indenture and on at least 5 Business Days but no more than 30 Business Days’ prior written notice delivered to the Holders of the Securities (with a copy to the Trustee), the Company may in its sole discretion (but subject to, if and to the extent then required by the Relevant Regulator or the Loss Absorption Regulations, the Company giving notice to the Relevant Regulator and the Relevant Regulator granting the Company permission) redeem the Securities, in whole, but not in part, on August 17, 2036 at a redemption price equal to 100% of the principal amount of the Securities being redeemed plus accrued and unpaid interest thereon, if any, to, but excluding, the date of redemption.

If an Event of Default with respect to the Securities of this series shall have occurred and be continuing, the Trustee or the Holder or Holders of not less than 25% in aggregate principal amount of the Outstanding Securities of this series may declare the principal amount of, and any accrued interest on and any Additional Amounts on, all the Securities to be due and payable immediately, in the manner, with the effect and subject to the conditions provided in the Indenture.

Except as otherwise provided in Article 5 of the Indenture, during the continuance of an Event of Default, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of Holders of Securities by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in the Indenture or in aid of the exercise of any power granted herein, or to enforce any other legal or equitable right vested in the Trustee by the Indenture or by law, provided, however, that the Company shall not, as a result of the bringing of such judicial proceedings, be required to pay any amount representing or measured by reference to the principal of, or any interest on, the Securities prior to any date on which the principal of, or any interest on, the Securities would have otherwise been payable by the Company.

If a Default occurs, the Trustee may commence a proceeding for the winding-up of the Company and/or prove in a winding-up of the Company, provided that the Trustee may not, upon the occurrence of a Default, (except in such winding-up, in accordance with Section 5.01 of the Indenture) declare the principal amount of any of the Outstanding Securities to be due and payable.

Failure to make any payment in respect of this Security shall not be a Default if such payment is withheld or refused and an Opinion of Counsel is delivered to the Trustee concluding that such sums were not paid in order to comply with any fiscal or other law or regulation or with the order of any court of competent jurisdiction, provided, however, that the Trustee may by notice to the Company require the Company to take such action (including but not limited to proceedings for a declaration by a court of competent jurisdiction) as the Trustee may be advised in an Opinion of Counsel, upon which opinion the Trustee may conclusively rely, is appropriate and reasonable in the circumstances to resolve such doubt, in which case the Company shall forthwith take and expeditiously proceed with such action and shall be bound by any final resolution of the doubt resulting therefrom. If any such action results in a determination that the relevant payment can be made without violating any applicable law, regulation or order then the provisions of the preceding sentence shall cease to have effect and the payment shall become due and payable on the expiration of 14 days (in the case of payments under Section 5.03(a) of the Indenture) or seven days (in the case of payments under Section 5.03(b) of the Indenture) after the Trustee gives written notice to the Company informing it of such resolution.

Subject to applicable law, no Holder may exercise or claim any right of set-off, counterclaim, combination of accounts, compensation or retention in respect of any amount owed to it by the Company arising under or in connection with the Securities. The Holders of Securities by their acceptance thereof will be deemed to have waived any right of set-off, counterclaim, combination of accounts, compensation and retention with respect to the Securities or the Senior Indenture (or between the obligations under or in respect of the Securities and any liability owed by a Holder to the Company) that they might otherwise have against the Company.

No remedy against the Company other than as referred to in Article 5 of the Indenture shall be available to the Trustee (on behalf of the Holders) or the Holders, whether for the recovery of amounts owing in respect of the Securities or under the Indenture or in respect of any breach by the Company of any of its other obligations under or in respect of the Securities or under the Indenture, except that the Trustee and the Holders shall have such rights and powers as they are required to have under the Trust Indenture Act.

Amounts to be paid on the Securities of this series will be made without deduction or withholding for, or on account of, any and all present and future income, stamp and other taxes, levies, imposts, duties, charges or fees imposed, levied, collected, withheld or assessed by or on behalf of the United Kingdom or any political subdivision or authority thereof or therein having the power to tax (the “Taxing Jurisdiction”), unless such deduction or withholding is required by law. If at any time a Taxing Jurisdiction requires the Company to make such deduction or withholding, the Company will pay additional amounts with respect to interest only on the Securities of this series (“Additional Amounts”) that are necessary in order that the net amounts of interest paid to the Holders, after the deduction or withholding, shall equal the amounts of interest only which would have been payable on the Securities if the deduction or withholding had not been required. However, this will not apply to any such tax, levy, impost, duty, charge or fee, which would not have been deducted or withheld but for the fact that:

(i) the Holder or the beneficial owner of a Security is a domiciliary, national or resident of, or engaging in business or maintaining a permanent establishment or is physically present in, the Taxing Jurisdiction or otherwise has some connection with the Taxing Jurisdiction other than the holding or ownership of a Security, or the collection of any payment of (or in respect of) principal of, or interest or other payments on, any Security,

(ii) except in the case of winding-up in the United Kingdom, the relevant Security is presented (where presentation is required) for payment in the United Kingdom,

(iii) the relevant Security is presented (where presentation is required) for payment more than 30 days after the date payment became due or was provided for, whichever is later, except to the extent that the Holder would have been entitled to the Additional Amounts on presenting the same for payment at the close of that 30 day period,

(iv) the Holder or the beneficial owner of the relevant Security or the beneficial owner of any payment of (or in respect of) principal of, or interest or other payments on, the Security failed to comply with a request of the Company or its liquidator or other authorized person addressed to the Holder (x) to provide information concerning the nationality, residence or identity of the Holder or such beneficial owner or (y) to make any declaration or other similar claim to satisfy any requirement, which in the case of (x) or (y), is required or imposed by a statute, treaty, regulation or administrative practice of the Taxing Jurisdiction as a precondition to exemption from all or part of the tax, levy, impost, duty, charge or fee,

(v) the deduction or withholding is imposed by reason of any agreement with the U.S. Internal Revenue Service in connection with Sections 1471-1474 of the U.S. Internal Revenue Code and the U.S. Treasury regulations thereunder (“FATCA”), any intergovernmental agreement between the United States and the United Kingdom or any other jurisdiction with respect to FATCA, or any law, regulation or other official guidance enacted or issued in any jurisdiction implementing, or relating to, FATCA or any intergovernmental agreement; or

(vi) any combination of clauses (i) through (v) above,

nor shall Additional Amounts be paid with respect to interest only on the Securities to any Holder who is a fiduciary or partnership or any person other than the sole beneficial owner of such payment to the extent such payment would be required by the laws of any Taxing Jurisdiction to be included in the income for tax purposes of a beneficiary or partner or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner who would not have been entitled to such Additional Amounts, had it been the Holder. With respect to any deduction or withholding made by any of the Company, the Trustee, the Paying Agent or another withholding agent from any amount payable on, or in respect of, the Securities in the events described in clauses (i) through (vi) above, the amounts so deducted or withheld shall be treated as having been paid to the holder of the Securities, and no additional amounts will be paid on account of any such deduction or withholding. None of the Company, the Trustee, the Paying Agent or another withholding agent shall have any liability in connection with their compliance with any such withholding obligation under applicable law.

References herein to the payment of interest on the Securities shall be deemed to include mention of the payment of Additional Amounts provided for in the foregoing paragraph to the extent that, in such context, Additional Amounts are, were or would be payable under the foregoing provisions.

In addition to the Company’s right to redeem the Securities on August 17, 2036, the Securities of this series are redeemable, as a whole but not in part, at the option of the Company (subject to, if and to the extent required by the Relevant Regulator or the Loss Absorption Regulations, the Company giving notice to the Relevant Regulator and the Relevant Regulator granting the Company permission), on not less than 30 nor more than 60 days’ notice, on any Payment Date, at a redemption price equal to 100% of the principal amount, together with accrued but unpaid interest thereon, if any, in respect of the Securities to the date fixed for redemption, if, at any time, the Company shall determine that as a result of a change in or amendment to the laws or regulations of the Taxing Jurisdiction (including any treaty to which such Taxing Jurisdiction is a party), or any change in the application or interpretation of such laws or regulations (including a decision of any court or tribunal) which change or amendment becomes effective on or after August 17, 2026:

(a) in making payment under the Securities the Company has or will or would on the next Payment Date become obligated to pay Additional Amounts;

(b) the payment of interest on the next Payment Date in respect of the Securities would be treated as a “distribution” within the meaning of Chapter 2 of Part 23 of the Corporation Tax Act 2010 of the United Kingdom (or any statutory modification or re-enactment thereof for the time being); or

(c) on the next Payment Date the Company would not be entitled to claim a deduction in respect of such payment of interest in computing its United Kingdom taxation liabilities (or the value of such deduction to the Company would be materially reduced).

In any case where the Company shall determine that, in accordance with Section 11.08 of the Senior Indenture, it is entitled to redeem the Securities of this series, the Company shall be required to deliver to the Trustee prior to the giving of any notice of redemption (i) a written legal opinion of independent United Kingdom counsel of recognized standing (selected by the Company) in a form satisfactory to the Trustee confirming that the relevant change or amendment has occurred and that the Company is entitled to exercise its right of redemption and (ii) an Officer’s Certificate, evidencing compliance with such provisions and stating that the Company is entitled to redeem the Securities pursuant to the terms of the Securities.

The Company may, at the Company’s option (but subject to, if and to the extent then required by the Relevant Regulator or the Loss Absorption Regulations, the Company giving notice to the Relevant Regulator and the Relevant Regulator granting the Company permission), having given not less than 15 nor more than 30 days’ notice to holders, redeem all but not some only of the Securities outstanding at any time at 100% of their principal amount together with accrued but unpaid interest thereon, if any, to the date of redemption, if immediately prior to the giving of the notice referred to above, the Company delivers to the Trustee an Officer’s Certificate stating that a Loss Absorption Disqualification Event has occurred. Any redemption or purchase of Securities (other than redemption on the relevant maturity date), and any modification to the terms of the Securities or any indenture relating thereto, is subject to, if and to the extent then required by the Relevant Regulator or the Loss Absorption Regulations, the Company giving notice to the Relevant Regulator and the Relevant Regulator granting the Company permission therefor and otherwise to compliance with the Loss Absorption Regulations if and to the extent then required thereunder. The Trustee shall be entitled to accept such Officer’s Certificate without any further inquiry and without liability to any person, in which event such Officer’s Certificate shall be conclusive and binding on the Trustee and the Holders and beneficial owners.

If the Company elects to redeem the Securities of this series, the Securities will cease to accrue interest from the date of redemption, provided the redemption price has been paid in accordance with the Indenture.

Upon payment of (i) the amount of principal (and premium, if any) so declared due and payable and (ii) accrued and unpaid interest, all of the Company’s obligations in respect of the payment of the principal of (and premium, if any), and accrued and unpaid interest on, the Securities of this series shall terminate.

Notwithstanding any other agreements, arrangements, or understandings between the Company and any Holder or beneficial owner of the Securities, by purchasing or acquiring the Securities each Holder (including each beneficial owner) of the Securities acknowledges, accepts, agrees to be bound by and consents to the exercise of any U.K. bail-in power by the relevant U.K. resolution authority that may result in (i) the reduction or cancellation of all, or a portion, of the principal amount of, or interest on, the Securities; (ii) the conversion of all, or a portion, of the principal amount of, or interest on, the Securities into shares or other securities or other obligations of the Company or another person (and the issue to or conferral on the holder of such shares, securities or obligations, including by means of amendment, modification or variation of the terms of the Securities); and/or (iii) the amendment or alteration of the maturity of the Securities, or amendment of the amount of interest due on the Securities, or the dates on which interest becomes payable, including by suspending payment for a temporary period; any U.K. bail-in power may be exercised by means of variation of the terms of the Securities solely to give effect to the exercise by the relevant U.K. resolution authority of such U.K. bail-in power. With respect to (i), (ii) and (iii) above, references to principal and interest shall include payments of principal and interest that have become due and payable (including principal that has become due and payable at the maturity date), but which have not been paid, prior to the exercise of any U.K. bail-in power. Each Holder and each beneficial owner of the Securities further acknowledges and agrees that the rights of the Holders and/or beneficial owners under the Securities are subject to, and will be varied, if necessary, solely to give effect to, the exercise of any U.K. bail-in power by the relevant U.K. resolution authority.

By purchasing or acquiring the Securities, each Holder and each beneficial owner of the Securities:

(i) acknowledges and agrees that no exercise of the U.K. bail-in power by the relevant U.K. resolution authority in respect of the Securities shall give rise to a default or an Event of Default for purposes of Section 315(b) (Notice of Default) and Section 315(c) (Duties of the Trustee in Case of Default) of the Trust Indenture Act;

(ii) to the extent permitted by the Trust Indenture Act, waives any and all claims against the Trustee for, agrees not to initiate a suit against the Trustee in respect of, and agrees that the Trustee shall not be liable for, any action that the Trustee takes, or abstains from taking, in either case in accordance with the exercise of the U.K. bail-in power by the relevant U.K. resolution authority with respect to the Securities; and

(iii) acknowledges and agrees that, upon the exercise of any U.K. bail-in power by the relevant U.K. resolution authority, (a) the Trustee shall not be required to take any further directions from Holders or beneficial owners of the Securities under Section 5.12 of the Senior Indenture, and (b) neither the Senior Indenture nor the Twenty-Fourth Supplemental Indenture shall impose any duties upon the Trustee whatsoever with respect to the exercise of any U.K. bail-in power by the relevant U.K. resolution authority. Notwithstanding the foregoing, if, following the completion of the exercise of the U.K. bail-in power by the relevant U.K. resolution authority, any of the Securities remain outstanding (for example, if the exercise of the U.K. bail-in power results in only a partial write-down of the principal of the Securities), then the Trustee’s duties under the Indenture shall remain applicable with respect to the Securities following such completion to the extent that the Company and the Trustee shall agree pursuant to a supplemental indenture or an amendment to the Twenty-Fourth Supplemental Indenture, unless the Company and the Trustee agree in writing that a supplemental indenture is not necessary.

Each Holder or beneficial owner that acquires its Securities in the secondary market shall be deemed to acknowledge, agree to be bound by and consent to the same provisions specified in the Indenture to the same extent as the Holders and beneficial owners of the Securities that acquire the Securities upon their initial issuance, including, without limitation, with respect to the acknowledgement and agreement to be bound by and consent to the terms of the Securities, including in relation to the U.K. bail-in power.

By purchasing or acquiring the Securities, each Holder and each beneficial owner shall be deemed to have (i) consented to the exercise of any U.K. bail-in power as it may be imposed without any prior notice by the relevant U.K. resolution authority of its decision to exercise such power with respect to the Securities and (ii) authorized, directed and requested DTC and any direct participant in DTC or other intermediary through which it holds such Securities to take any and all necessary action, if required, to implement the exercise of any U.K. bail-in power with respect to the Securities as it may be imposed, without any further action or direction on the part of such Holder or beneficial owner or the Trustee.

No repayment of the principal amount of the Securities or payment of interest on the Securities shall become due and payable after the exercise of any U.K. bail-in power by the relevant U.K. resolution authority unless, at the time that such repayment or payment, respectively, is scheduled to become due, such repayment or payment would be permitted to be made by the Company under the laws and regulations of the United Kingdom applicable to the Company and the Group.

Neither a reduction or cancellation, in part or in full, of the principal amount of, or interest on, the Securities or the conversion thereof into another security or obligation of the Company or another person, as a result of the exercise of the U.K. bail-in power by the relevant U.K. resolution authority with respect to the Company, nor the exercise of the U.K. bail-in power by the relevant U.K. resolution authority with respect to the Securities will be a Default or an Event of Default for any purpose.

Upon the exercise of the U.K. bail-in power by the relevant U.K. resolution authority with respect to the Securities, the Company shall provide a written notice to DTC as soon as practicable regarding such exercise of the U.K. bail-in power for purposes of notifying Holders of such occurrence. The Company shall also deliver a copy of such notice to the Trustee for information purposes. Any delay or failure by the Company in delivering the notices referred to in this paragraph shall not affect the validity and enforceability of the U.K. bail-in power.

The Company’s obligations to indemnify the Trustee in accordance with Section 6.07 of the Indenture shall survive any exercise of the U.K. bail-in power by the relevant U.K. resolution authority with respect to the Securities.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities to be affected thereby by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of the Securities at the time outstanding of each such series. The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the outstanding Securities, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay, if and when due and payable, the principal of (and premium, if any) and interest on, this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As set forth in, and subject to, the provisions of the Indenture, no Holder of the Securities will have the right to institute any proceeding with respect to the Indenture, this Security or any remedy thereunder; provided, however, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal or interest as and when the same shall have become due and payable in accordance with the terms hereof and the Indenture.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the right of the Holder of this Security, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and interest on, this Security when due and payable in accordance with the provisions of this Security and the Indenture.

This Security is governed by the laws of the State of New York, except for the waiver of set-off provisions relating to the Securities which are governed by and construed in accordance with the laws of Scotland.

Unless otherwise defined herein, all terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

B-17